                                                               EXHIBIT (b)(2)


                                                                 CONFIDENTIAL

                     Presentation to:

                     The Board of Directors of

                     [J&L LOGO]
                     J&L SPECIALTY STEEL, INC.

                     Final Report

                     November 5, 1998


                     -------------------------------------
                     [LEHMAN BROTHERS LOGO]
                     -------------------------------------

TABLE OF CONTENTS



            I.      INTRODUCTION

            II.     SITUATION OVERVIEW

            III.    EQUITY MARKET PROFILE

            IV.     VALUATION ANALYSIS

            EXHIBIT
                    I.   DISCOUNTED CASH FLOW ANALYSIS



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LEHMAN BROTHERS                                        J&L Specialty Steel, Inc.

                                 I. INTRODUCTION


--------------------------------------------------------------------------------
LEHMAN BROTHERS                                        J&L Specialty Steel, Inc.

INTRODUCTION


- Lehman Brothers is pleased to meet with the Board of Directors of J&L Specialty Steel, Inc. ("J&L" or the "Company") to discuss our valuation analysis of J&L in the context of the latest proposal put forth by Groupe Usinor, SA ("Usinor") to buy in the outstanding publicly-held shares representing 47% of the Company (the "non-Usinor" shares) for $6.375 per share.

- In order to perform an assessment of the value of J&L's common stock in the context of the proposal by Usinor, we have undertaken the following steps:

      -- Met with senior management on September 29, 1998 in Pittsburgh, PA for management presentations and formal due diligence concerning J&L's business plan and operating strategy

      --    Toured the facilities located in Midland, PA on September 29, 1998

      --    Reviewed publicly available information on J&L

      -- Reviewed management's short-term business plan and long-term financial projections

      -- Spoke with management telephonically on several occasions during the weeks of October 5, October 12 and October 19, 1998 to review the Company's financial projections, liquidity position and capital requirements

      -- Held a series of teleconference calls during the period October 5, 1998 through October 26, 1998 with Morgan Stanley, Usinor's financial advisor

      -- Reviewed Company's preliminary, unaudited financial statements for the third quarter ended September 30, 1998


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LEHMAN BROTHERS                      I - 1            J&L Specialty Steel, Inc.

INTRODUCTION


- We have prepared the following information and analyses for purposes of today's meeting:

      -- A profile of the stainless steel industry and the key industry trends impacting stainless producers

      --    An assessment of J&L's strengths and weaknesses

      --    Summary of J&L's historical and year-to-date financial performance

      --    Summary of management's financial projections

      --    J&L's equity market profile

      --    Valuation of J&L


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LEHMAN BROTHERS                      I - 2            J&L Specialty Steel, Inc.

                             II. SITUATION OVERVIEW



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LEHMAN BROTHERS                                       J&L Specialty Steel, Inc.

SITUATION OVERVIEW


STAINLESS STEEL INDUSTRY PROFILE

- Industry pricing is at the lowest levels seen in 10 years, with J&L's average selling prices having fallen by more than 35% over the past two years

      --    Nickel prices at lowest level in over 11 years

-     Excess global stainless capacity

-     Demand under pressure

      --    Decline in exports to Asia

      --    Global recession (will U.S. and Europe slide into recession?)

-     Trade cases

      --    Preliminary ITC rulings favorable

      --    October price increases of 4%-5% have been announced


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LEHMAN BROTHERS                     II - 1            J&L Specialty Steel, Inc.

SITUATION OVERVIEW

- The historical volatility and high correlation of stainless steel and nickel prices is evident from the chart below, with the peak in 1995 - 1996 corresponding with the most profitable year in J&L's history

STAINLESS STEEL TRANSACTION PRICES - GRADE 304 CR

               USA Price                                    Germany          Germany
             U.S. Grade 304                                 incl. surcharge  incl. surcharge
          Cold Rolled Stainless        Nickel Spot Price    US $/tonne       DM/kg
          ---------------------        -----------------    ----------       -----
3Q87                1894                     3285             2012            3.70
4Q87                2049                     4970             2169            3.70
1Q88                2298                    20000             2405            4.03
2Q88                3001                    14500             2483            4.24
3Q88                3521                    11500             2829            5.28
4Q88                3074                    17900             3283            5.83
1Q89                3033                    15350             3001            5.55
2Q89                3206                    12600             3409            6.59
3Q89                2892                    10800             2881            5.54
4Q89                2735                     8300             2460            4.46
1Q90                2577                     9200             1774            3.00
2Q90                2449                     8710             1877            3.15
3Q90                2581                    10300             2259            3.60
4Q90                2604                     8175             2905            4.36
1Q91                2670                     9056             2679            4.10
2Q91                2588                     8465             2386            4.14
3Q91                2537                     7460             2202            3.84
4Q91                2204                     7175             2223            3.62
1Q92                2174                     7380             2118            3.43
2Q92                2160                     7490             2044            3.30
3Q92                2161                     6682             2337            3.42
4Q92                2227                     5920             2097            3.25
1Q93                2271                     6105             2000            3.27
2Q93                2359                     5347             2009            3.25
3Q93                2359                     4012             1944            3.15
4Q93                2308                     5295             1538            2.63
1Q94                2250                     5575             1581            2.72
2Q94                2330                     6192             1840            3.00
3Q94                2382                     6415             2224            3.47
4Q94                2518                     8870             2390            3.68
1Q95                2734                     7670             2899            4.28
2Q95                2945                     8345             3196            4.46
3Q95                2998                     8408             3152
4Q95                2865                     8094             3030
1Q96                2600                     8024             2239
2Q96                2448                     7712             1958
3Q96                2247                     7010             1727
4Q96                2134                     6584             1790
1Q97                2134                     7590             1719
2Q97                2239                     6790             1943
3Q97                2199                     6776             1852
4Q97                2043                     5980             1891
1Q98                1914                     5473             1741
2Q98                1872                     4323             1639
3Q98                1841                     4025
4Q98

Sources: Cold Rolled Stainless data per CRU Monitor, Nickel data per Bloomberg.


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LEHMAN BROTHERS                      II - 2            J&L Specialty Steel, Inc.

SITUATION OVERVIEW
================================================================================

BUSINESS PROFILE: STRENGTHS

-     Participation in the high growth stainless steel sector

- Affiliation with Usinor (Ugine) in serving global automotive and appliance customers

- Newly completed DRAP line provides J&L with state-of-the-art, low-cost finishing capacity; expands finishing capacity by up to 80%

- Upon full commissioning of the DRAP line, J&L will be positioned as one of only two domestic competitors (including North American Stainless) capable of producing 60" wide material, solidifying its position as a leader in austenitic grades

-     Strength in bright anneal and Kool Line product markets

-     Growth opportunity in penetrating the 409 stainless EMC market

- Competitive cost position globally with opportunities for improvement (e.g., Steckel mill, melt shop)

- Technology agreement with Ugine gives J&L access to thin slab casting technology (Note: agreement only remains in effect as long as Ugine owns a majority position)

- Management believes there are significant opportunities to improve operating profits


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LEHMAN BROTHERS                     II - 3            J&L Specialty Steel, Inc.

SITUATION OVERVIEW
================================================================================

BUSINESS PROFILE: WEAKNESSES

-     Lack of hot rolling mill/Steckel mill

      --    High cost of slab conversion

      -- Vulnerability to poor quality, finite contract life and strike risk at LTV

-     Liquidity

      -- Expected breach of net worth covenant on $125.0 million Term Loan and $125.0 million Revolving Credit Facility

      -- Liquidity at risk with availability of only $10.0 million under revolver and $7.2 million under uncommitted lines as of September 30, 1998

      -- Generated negative free operating cash flow of approximately $5.0 million per month through the quarter ended September 30th

-     Single product focus on commodity austenitic stainless

      --    Subject to commodity price volatility

      --    Lack of downstream value-added fabricating operations

      --    Plan to increase penetration of 409 stainless EMC market


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LEHMAN BROTHERS                     II - 4            J&L Specialty Steel, Inc.

SITUATION OVERVIEW
================================================================================

BUSINESS PROFILE: WEAKNESSES (CONT'D)

-     Difficulties in commissioning new DRAP line

-     Necessity to defer capital projects

      --    Temper mill

      --    Steckel mill

      --    SRA ("Special Repair Authorization")

-     USWA contract expires 7/1/99

      --    Only contract up for renewal in the stainless industry

      --    Low risk of strike

-     Vulnerability of common dividend

      -- The quarterly common dividend was reduced in May from $0.10 per quarter to $0.025 per quarter


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LEHMAN BROTHERS                     II - 5            J&L Specialty Steel, Inc.

SITUATION OVERVIEW
================================================================================

1998 Performance Versus Plan

- Lower volume, pricing pressure and excessive DRAP commissioning costs, partially offset by lower nickel prices, have resulted in operating profit performance year-to-date through September down $64 million versus the 1998 plan


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LEHMAN BROTHERS                     II - 6            J&L Specialty Steel, Inc.

SITUATION OVERVIEW
================================================================================


HISTORICAL FINANCIAL PERFORMANCE: SUMMARY INCOME STATEMENT

- Average revenue per ton has dropped dramatically since 1995, an extremely profitable year for J&L, resulting in significant current losses and negative cash flow

                                              FISCAL YEAR ENDING DECEMBER 31,                    NINE MONTHS ENDING          LTM
                            --------------------------------------------------------------     -----------------------
($ in millions, except per      1993         1994         1995         1996         1997         9/30/97       9/30/98      9/30/98
share and per ton data)         ----         ----         ----         ----         ----         -------       -------      -------
Revenue                     $    648.2   $    711.7   $    867.0   $    628.0   $    598.9    $    469.0    $    373.6   $    503.6
% Growth                         -2.9%          9.8%        21.8%      -27.6%        -4.6%          --          -20.3%         --

EBITDA                           105.4        131.0        178.2         74.1         10.0          13.8         (22.6)       (26.3)
% Margin                          16.3%        18.4%        20.6%        11.8%         1.7%          2.9%        -6.0%        -5.2%

EBIT                              83.7        108.6        155.4         51.0        (16.9)         (4.4)        (48.6)       (61.1)
% Margin                          12.9%        15.3%        17.9%         8.1%       -2.8%         -0.9%        -13.0%       -12.1%

Net Income                        36.4         53.6         84.4         24.3        (27.6)         (7.4)        (39.7)       (59.9)

Earnings Per Share          $     1.15   $     1.39   $     2.18   $     0.63   $    (0.71)   $    (0.19)   $    (1.02)  $    (1.55)

Dividends Per Share         $     0.63   $     0.18   $     0.40   $     0.40   $     0.40    $     0.30    $     0.23   $     0.33

Shares Outstanding (MM)         31.815       38.670       38.670       38.670       38.684        38.670        38.763       38.730

OTHER DATA:

Shipments (000 Tons)             331.4        367.7        367.0        306.8        334.2         257.1         235.8        312.9
% Growth                          --           11.0%       -0.2%       -16.4%          8.9%         --           -8.3%         --

Revenue per Ton             $  1,955.9   $  1,935.2   $  2,362.3   $  2,047.0   $  1,792.1    $  1,824.0    $  1,584.6   $  1,609.5
% Growth                          --          -1.1%         22.1%      -13.3%       -12.5%          --          -13.1%         --

Operating Income per Ton    $      252   $      295   $      423   $      166   $      (51)   $      (17)   $     (206)  $     (195)
% Growth                          --           16.9%        43.4%      -60.7%         N.M.          --            N.M.         --



Note: Excludes effect of extraordinary charges and unusual items.


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LEHMAN BROTHERS                     II - 7            J&L Specialty Steel, Inc.

SITUATION OVERVIEW
================================================================================


HISTORICAL FINANCIAL PERFORMANCE: SUMMARY CASH FLOW STATEMENT

- Despite having completed the capital spending related to the DRAP line, the Company's ability to generate free cash flow has been severely impaired

                                        FISCAL YEAR ENDING DECEMBER 31,                        NINE MONTHS ENDING           LTM
                       -------------------------------------------------------------------  --------------------------
($ in millions)           1993          1994          1995         1996          1997         9/30/97       9/30/98       9/30/98
                       -----------   -----------   -----------  ------------  ------------  ------------  ------------  ------------
Cash from Operations        $53.9         $73.9        $132.8         $54.8          $5.6          $9.2        $(43.1)       $(46.7)

Capital Expenditures        (10.3)         (7.6)        (94.1)       (103.3)        (58.7)        (50.6)         (2.9)        (11.1)

Dividends Paid              (20.0)        (13.9)        (13.9)        (15.1)        (15.5)        (11.6)         (8.7)        (12.6)
                       -----------   -----------   -----------  ------------  ------------  ------------  ------------  ------------

Free Cash Flow              $23.6         $52.4         $24.8        $(63.6)       $(68.6)       $(53.0)       $(54.7)       $(70.3)




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LEHMAN BROTHERS                     II - 8            J&L Specialty Steel, Inc.

SITUATION OVERVIEW
================================================================================

HISTORICAL FINANCIAL PERFORMANCE: SUMMARY BALANCE SHEET

-     Leverage and tangible net worth levels are near debt covenant limitations


                                                                    FISCAL YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------
($ in millions)                                      1993          1994          1995         1996          1997         9/30/98
                                                  -----------   -----------   -----------  ------------  ------------  ------------
Cash                                                    $6.5         $28.2         $35.4          $0.5          $1.2          $1.1

Goodwill                                               259.6         252.5         245.3         238.2         211.9         207.0

Total Assets                                           626.0         674.4         753.8         771.9         792.4         782.5

Short-Term Debt                                         $0.1          $0.1          $0.4          $6.2         $23.3         $33.7

Long-Term Debt                                         200.6         165.5         147.6         170.5         222.6         266.9

Legacy Liabilities                                      49.9          56.1          64.1          67.8          81.1          80.3

Equity                                                 267.5         308.0         380.2         390.7         336.5         295.1

Total Capitalization                                   468.2         473.6         528.2         567.4         582.4         595.7

Tangible Net Worth (Equity - Goodwill)(a)                7.9          55.6         134.9         152.5         124.6          88.1

SELECTED CREDIT STATISTICS:

Total Debt/Total Capitalization                        42.9%         35.0%         28.0%         31.1%         42.2%         50.5%
Total Debt + Leg. Liab/Total Cap. + Leg. Liab.         48.4%         41.9%         35.8%         38.5%         49.3%         56.3%
Total Debt/EBITDA                                      1.9 x         1.3 x         0.8 x         2.4 x        24.5 x            NM
Interest Expense                                       $19.0          $9.4          $8.8          $3.9          $6.9         $13.3
EBITDA/Interest Expense                                5.5 x        13.9 x        20.3 x        18.9 x         1.5 x            NM
EBIT/Interest Expense                                  4.4 x        11.5 x        17.7 x        13.1 x            NM            NM

-----------------------------------------------
(a) The figures shown do not represent tangible net worth as defined in the Company's bank agreements.



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LEHMAN BROTHERS                     II - 9            J&L Specialty Steel, Inc.

SITUATION OVERVIEW
================================================================================


DEBT AND LIQUIDITY ANALYSIS

- As of October 21, 1998, J&L was limited to only approximately $9 million of total availability under its existing bank credit facilities

- The Company anticipates breaching the tangible net worth covenant under its bank agreements at the end of the fourth quarter

-----------------------------------------------
                DEBT ANALYSIS ($MM)
                                        9/30/98
-----------------------------------------------
Short Term Debt                           $32.8
Long Term Debt:
  Term Loan due 2004                      125.0
  Revolving Credit Facility               115.0
  Industrial Notes                         19.6
  Economic Development Notes                7.3
                                         ------
   Total Long Term Debt                  $266.9
Current Maturities                          0.9
                                         ------
   Total Long Term Debt                  $267.8
                                         ======


--------------------------------------------------------------------------------
                REVIEW OF J&L BANK CREDIT FACILITIES ($MM)
                                                        AMOUNT
                                                         DRAWN      AVAILABILITY
                                             SIZE      @ 9/30/98      @ 9/30/98
--------------------------------------------------------------------------------
Revolving Credit Agreement                   $125.0      $115.0         $10.0
  5 Year, Unsecured, due June 30, 2002

Uncommitted Lines of Credit(a)                 40.0        32.8           7.2
                                             ------      ------         -----
                                             $165.0      $147.8         $17.2
                                             ======      ======         =====


(a) The notional amount is $54.4, however, the maximum borrowing availability is $40.0 after considering the short-term borrowing limitations provided in the revolving credit agreement.


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LEHMAN BROTHERS                     II - 10           J&L Specialty Steel, Inc.

SITUATION OVERVIEW
================================================================================


ALTERNATIVES CONSIDERED BY USINOR AND J&L TO CURE COVENANT BREACH

-     Seek waiver from Mellon Bank and bank group

      --    Difficult environment in which to negotiate with commercial banks

      -- Met with bank group on October 1, 1998; requested amendment of tangible net worth covenant and the freeing up of collateral (~$50mm of A/R) in exchange for parent company guarantee (Note: Usinor is rated Baa2/BBB); range of outcomes could include up-front amendment fee, a change in borrowing spreads, a reduction in the size of the facility, etc.

-     $40 million accounts receivables securitization facility

      --    Pool J&L's A/R with 3 other U.S. subsidiaries of Usinor

      -- J&L restricted from contributing A/R under terms of Asset Sale covenant in bank agreements

-     Rights offering

      --    Backstop on up to $75 million of stock to be provided by Usinor

      -- Usinor changed course on Saturday, September 19th in favor of buy-in of minority interest

-     Merger or joint venture with stainless steel producer

      --    Explored by operating people at J&L and other producer

      -- Lack of agreement over type and location of hot rolling mill, among other things

      --    Discussed a share-for-share exchange

      -- Concept rejected by Usinor in August due to lack of agreement on operating issues and price


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LEHMAN BROTHERS                     II - 11           J&L Specialty Steel, Inc.

SITUATION OVERVIEW
================================================================================


ALTERNATIVES CONSIDERED BY USINOR AND J&L TO CURE COVENANT BREACH (CONT'D)

-     Preferred stock

      --    $50-75 million of convertible preferred stock/straight preferred

      --    Public offering vs. direct investment by Usinor?

      -- Rejected by Usinor in Spring, 1998; cost of straight preferred at market rates deemed too high and the dilutive impact of convertible preferred too excessive

-     Refinance revolver and term loan with new high yield notes

      -- Too expensive in light of very attractive rates and terms of existing bank debt

      -- Tone of the high yield market for steel issuers deteriorated beginning in May and essentially closed for all issuers in late August and September

      --    Usinor's desire not to consolidate an issuer of high yield notes


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LEHMAN BROTHERS                     II - 12           J&L Specialty Steel, Inc.

                           III. EQUITY MARKET PROFILE


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LEHMAN BROTHERS                                       J&L Specialty Steel, Inc.

EQUITY MARKET PROFILE
================================================================================

HISTORICAL STOCK PRICE PERFORMANCE

                            J&L SPECIALTY STEEL, INC.
                               STOCK PRICE & VOLUME
                           WEEKLY: 12/14/93 - 10/23/98

[GRAPH]

12/14/93 - IPO at $14 per share.

 9/16/94 - Announces intent to build world's first DRAP line.

  7/7/95 - USWA locals ratify new 4-year J&L labor contract.

 7/20/95 - Announces 2Q95 earnings increase of 100% year-over-year.

10/20/95 - Announces expected 4Q95 price and shipment declines due to weakened demand.

 4/22/96 - Announces 41% lower 1Q96 earnings due to decreased stainless steel shipments. Then, on 4/25/96 withdraws planned price increase.

  9/4/97 - Settles dispute with third-party vendors & realizes $10 mm gain.

 1/22/98 - Reports a loss for fiscal 1997 of $1.05 per share vs. $0.63 per share in 1996.

 5/28/98 - Announces dividend cut from $0.10 to $0.25 per quarter.

 9/23/98 - Announces $103.5 mm offer from Usinor.


      Date      Volume       High        Low      Close
      ----      ------       ----        ---      -----
   12/14/93                                      14.000
   12/17/93     3.7689       15.5     14.000     15.500
   12/24/93     0.6149      15.75     14.750     14.750
   12/31/93     0.4016     16.625     14.375     16.250
   01/07/94      0.806     17.125     15.500     16.875
   01/14/94     0.4781     17.125     16.500     17.000
   01/21/94     0.8802     18.375     16.125     18.125
   01/28/94     0.4991       18.5     17.125     17.750
   02/04/94     1.7312         19     16.625     16.750
   02/11/94     0.6505     17.375     16.125     17.000
   02/18/94     1.1109      17.25     16.000     16.375
   02/25/94     0.3992     16.375     15.250     15.500
   03/04/94     0.6383         16     15.000     15.500
   03/11/94     0.1783         16     15.375     15.625
   03/18/94     0.3275         16     15.625     15.750
   03/25/94     0.2713     15.875     14.750     15.875
   04/01/94      0.344         16     13.125     13.750
   04/08/94     0.3694         15     13.375     14.750
   04/15/94     0.1575      15.25     13.875     14.500
   04/22/94     0.9267       14.5     12.875     13.750
   04/29/94     0.2531     14.625     13.750     14.000
   05/06/94     0.2808      14.25     13.750     13.750
   05/13/94     0.3943      14.75     13.375     14.250
   05/20/94     0.3606       14.5     13.500     14.500
   05/27/94     0.3763     15.375     14.000     15.125
   06/03/94     0.2675      15.75     15.000     15.750
   06/10/94     0.5811     16.375     15.500     16.000
   06/17/94     0.5136       16.5     16.000     16.375
   06/24/94     0.2265      16.75     16.000     16.125
   07/01/94     0.6958      17.75     16.000     17.625
   07/08/94     0.5648     17.375     15.875     16.125
   07/15/94     0.3472      17.25     16.250     17.125
   07/22/94     0.4069       17.5     16.875     17.250
   07/29/94     0.2612       17.5     17.000     17.250
   08/05/94      0.756     17.875     16.750     17.875
   08/12/94     0.2368     18.125     17.000     18.000
   08/19/94     0.1559     18.375     17.000     17.750
   08/26/94     0.1532     17.875     16.875     17.375
   09/02/94     0.2307     17.875     16.750     17.625
   09/09/94     0.1622     17.875     17.250     17.875
   09/16/94      0.465      17.75     17.125     17.625
   09/23/94     0.3147     17.875     17.375     17.625
   09/30/94     0.4488     19.375     17.500     19.000
   10/07/94     0.1437      19.25     17.750     18.125
   10/14/94     0.3433      19.75     18.125     18.750
   10/21/94     0.1262         19     18.000     19.000
   10/28/94     0.3926      20.25     17.125     17.625
   11/04/94     0.4447      17.75     16.875     17.375
   11/11/94     0.4929     17.875     16.750     17.250
   11/18/94     0.2324       17.5     15.875     16.625
   11/25/94     0.1122     16.875     15.625     16.625
   12/02/94     0.2527      17.25     16.250     16.250
   12/09/94     0.3513         17     16.375     17.000
   12/16/94       0.77      19.25     16.750     18.875
   12/23/94     0.3659         20     18.125     19.875
   12/30/94     0.2537         20     19.125     19.625
   01/06/95     0.1472     19.625     19.000     19.500
   01/13/95     0.5332         20     18.750     19.625
   01/20/95     0.9654         21     19.750     20.375
   01/27/95     0.3594       20.5     19.625     20.250
   02/03/95     0.6245      20.25     17.500     18.000
   02/10/95     0.3239     18.375     17.250     17.250
   02/17/95     0.3463     19.375     17.000     19.000
   02/24/95     0.3179      19.25     18.750     19.125
   03/03/95     0.1627      19.25     18.750     18.750
   03/10/95     0.2783      18.75     16.750     17.250
   03/17/95     0.1864      18.75     17.500     18.500
   03/24/95     0.4044       18.5     17.250     17.500
   03/31/95     0.2748     19.875     17.625     19.875
   04/07/95     0.2386         20     18.625     18.625
   04/14/95     0.1705     19.375     18.500     18.750
   04/21/95     0.3274      19.75     18.750     19.750
   04/28/95       1.52     19.875     18.125     18.500
   05/05/95     0.2303       19.5     18.500     18.875
   05/12/95     0.6387      18.75     17.500     18.250
   05/19/95     0.4531     19.875     18.125     19.375
   05/26/95     0.3132      19.75     19.125     19.125
   06/02/95     0.1524     19.125     18.250     18.500
   06/09/95     0.5212     18.375     17.750     18.000
   06/16/95     0.4226      18.25     17.750     18.000
   06/23/95     0.6426      18.25     17.750     18.250
   06/30/95     0.2757      19.25     18.250     19.250
   07/07/95     0.2147         20     19.125     20.000
   07/14/95     0.4755     20.625     19.875     20.500
   07/21/95     1.1561      21.75     19.500     21.375
   07/28/95     0.3442      22.75     21.375     22.000
   08/04/95     0.2873     22.625     21.750     22.375
   08/11/95     0.4888       24.5     22.500     23.875
   08/18/95      0.302         25     22.875     24.750
   08/25/95     0.4535      27.25     24.875     26.750
   09/01/95     0.6007     27.125     25.250     25.250
   09/08/95     0.2987     25.875     24.750     25.750
   09/15/95     0.3611     25.875     23.375     24.375
   09/22/95     0.4628     24.625     21.375     21.500
   09/29/95      0.798       21.5     19.875     21.000
   10/06/95     0.7308       21.5     20.500     21.125
   10/13/95     0.7012     21.125     20.500     20.625
   10/20/95     0.6838     20.625     16.500     17.250
   10/27/95     1.1288     17.625     15.500     15.500
   11/03/95      0.497      16.75     15.750     16.000
   11/10/95     0.1998     16.125     15.625     15.750
   11/17/95     0.7059      15.75     14.875     15.375
   11/24/95     1.5298     17.125     15.250     17.000
   12/01/95     0.7519         17     16.375     16.750
   12/08/95     0.5402     16.875     15.625     16.000
   12/15/95     0.3428         16     15.625     15.875
   12/22/95     0.2631     15.875     15.000     15.375
   12/29/95     0.6688      18.75     15.250     18.750
   01/05/96     0.4768      18.75     17.625     17.875
   01/12/96     0.1065     17.875     16.875     17.000
   01/19/96     0.1404         17     15.625     17.000
   01/26/96     0.2744       17.5     16.375     16.500
   02/02/96     1.1183     18.375     16.000     17.750
   02/09/96     1.3215     18.375     16.750     18.125
   02/16/96     0.3621     18.375     17.625     18.125
   02/23/96     0.3334     18.125     17.750     18.000
   03/01/96     1.1115         18     17.375     17.375
   03/08/96     0.4308     17.625     16.875     17.125
   03/15/96     0.2152     17.625     16.500     16.625
   03/22/96     0.6684       17.5     16.750     17.375
   03/29/96     0.2523     17.625     17.125     17.125
   04/05/96     0.2105       17.5     17.000     17.500
   04/12/96     0.5434      17.75     17.250     17.625
   04/19/96      0.783      17.75     16.625     16.625
   04/26/96     1.4304     17.625     16.250     17.250
   05/03/96      0.352     18.375     17.250     18.000
   05/10/96     0.5213     18.875     17.500     18.750
   05/17/96     0.5275      19.25     18.625     19.250
   05/24/96     1.2607      19.25     17.500     17.625
   05/31/96     0.2554     17.625     17.125     17.375
   06/07/96     0.6051       17.5     16.250     16.250
   06/14/96     1.0961       16.5     15.375     16.000
   06/21/96     0.2546         16     15.500     16.000
   06/28/96     0.6591     15.875     14.375     14.875
   07/05/96     0.2189     15.375     14.750     15.250
   07/12/96     0.3608     15.375     14.625     14.750
   07/19/96     0.2244     14.625     13.500     13.500
   07/26/96     0.2007     13.875     13.125     13.500
   08/02/96     0.4008      14.25     13.375     14.125
   08/09/96     0.0776     14.125     13.625     13.875
   08/16/96     0.0557     13.875     13.500     13.625
   08/23/96     0.1963      13.75     13.250     13.625
   08/30/96     0.0748     13.875     13.500     13.625
   09/06/96      0.099      13.75     13.375     13.625
   09/13/96     0.5432         14     13.375     13.875
   09/20/96      0.261     13.875     13.375     13.375
   09/27/96     0.5078     13.875     13.125     13.875
   10/04/96     0.0804         14     13.500     13.625
   10/11/96     0.5422     13.875     13.500     13.875
   10/18/96     0.0906     13.875     13.125     13.250
   10/25/96      0.948      13.25     11.500     11.875
   11/01/96     3.3538     11.875     11.000     11.875
   11/08/96     0.1689     11.875     11.000     11.000
   11/15/96     0.5696       11.5     10.750     11.375
   11/22/96     0.5437       12.5     11.625     12.000
   11/29/96      0.203         13     11.875     12.125
   12/06/96     0.1897      13.75     12.000     13.000
   12/13/96     0.2712     13.125     12.125     12.250
   12/20/96     0.3064       12.5     11.500     11.750
   12/27/96     0.1863     12.125     11.500     12.000
   01/03/97     0.4662     12.125     11.125     11.625
   01/10/97     0.2649     12.625     11.500     12.250
   01/17/97     0.5568     12.375     12.000     12.250
   01/24/97     0.3971     12.375     12.000     12.000
   01/31/97     0.6461     12.125     11.750     11.875
   02/07/97     0.4307     12.625     11.875     12.250
   02/14/97     0.4797      14.25     12.500     14.000
   02/21/97     0.3243     14.375     13.375     13.625
   02/28/97     0.2092     14.125     13.250     13.875
   03/07/97     0.3976      14.25     13.250     13.625
   03/14/97     0.2299     13.875     12.875     13.000
   03/21/97     0.2509         14     12.875     13.750
   03/28/97     0.1838     13.875     13.250     13.375
   04/04/97     0.2165     13.375     12.000     13.000
   04/11/97      0.135     13.125     12.750     12.875
   04/18/97     0.1183     13.125     12.500     13.000
   04/25/97     0.1246      13.25     12.500     13.000
   05/02/97     0.0799         13     12.250     13.000
   05/09/97     0.1114     13.125     12.500     12.500
   05/16/97     0.1469      12.75     11.750     11.750
   05/23/97     0.1905     12.375     11.375     12.125
   05/30/97     0.1512     12.875     12.500     12.750
   06/06/97     0.2699     13.375     12.625     13.250
   06/13/97     0.1581     13.375     12.250     13.250
   06/20/97     0.2841     13.375     12.375     12.375
   06/27/97     0.3528       12.5     11.750     11.750
   07/04/97     0.2066      12.25     11.750     11.750
   07/11/97     0.2048    12.0625     11.500     11.813
   07/18/97     0.2823     12.625     11.750     12.500
   07/25/97     0.2142    13.4375     12.250     12.875
   08/01/97     0.2317      13.75     12.625     13.563
   08/08/97     0.1728    13.9375     13.000     13.250
   08/15/97      0.093     13.625     13.000     13.000
   08/22/97      0.207         13     11.875     12.063
   08/29/97     0.1007     12.875     12.063     12.500
   09/05/97      0.165     13.125     12.375     13.063
   09/12/97     0.0729    13.1875     12.688     12.938
   09/19/97     0.0967    13.3125     12.688     12.813
   09/26/97     0.3614    12.9375     11.875     12.063
   10/03/97     0.3445    13.8125     12.063     13.375
   10/10/97      0.332       13.5     12.188     13.250
   10/17/97     0.2498    14.1875     13.250     13.500
   10/24/97     0.0801    13.9375     13.250     13.313
   10/31/97     0.1806       13.5     11.750     12.625
   11/07/97     0.1236    13.3125     12.188     12.313
   11/14/97     0.1387    12.3125     11.375     11.500
   11/21/97     0.9538    11.6875      9.438     10.313
   11/28/97     0.3507    10.1875      9.375      9.750
   12/05/97     0.2125      9.875      9.250      9.313
   12/12/97     0.6686      9.375      8.000      8.625
   12/19/97     0.3182     10.375      8.875      9.750
   12/26/97     0.1305      9.625      8.688      8.813
   01/02/98     0.2631      10.25      8.813      9.938
   01/09/98     0.1476      10.25      9.000      9.000
   01/16/98     0.2477          9      8.438      8.500
   01/23/98     0.6183     8.6875      8.000      8.063
   01/30/98     0.1536        8.5      8.063      8.313
   02/06/98      0.524      9.125      8.250      8.938
   02/13/98     0.1035     9.4375      8.938      9.125
   02/20/98     0.0679     9.3125      8.938      8.938
   02/27/98     0.1232        9.5      8.938      9.188
   03/06/98     0.1409     10.125      9.125      9.938
   03/13/98     0.3788         10      9.250      9.688
   03/20/98     0.7814      10.25      9.313      9.375
   03/27/98     0.1286       9.75      9.375      9.750
   04/03/98     0.2003     9.9375      9.500      9.563
   04/10/98     0.1421     9.8125      9.313      9.625
   04/17/98     0.1722     9.8125      9.500      9.563
   04/24/98      0.146     9.6875      8.375      8.438
   05/01/98      0.172     8.5625      7.938      8.125
   05/08/98     1.0683       8.25      6.813      6.875
   05/15/98     0.5144     8.6875      6.750      8.625
   05/22/98     0.0924     8.6875      7.688      7.813
   05/29/98     0.1837     7.9375      6.875      7.000
   06/05/98     0.2914     7.1875      6.625      6.938
   06/12/98     1.2837     7.5625      6.750      6.938
   06/19/98      0.324      7.125      6.563      6.688
   06/26/98     0.3859     6.6875      5.813      5.875
   07/03/98     0.2656          6      5.250      5.875
   07/10/98     1.1996     6.0625      5.438      5.875
   07/17/98     0.3585          6      5.500      5.750
   07/24/98     0.4159     6.1875      5.813      6.063
   07/31/98     0.2474     6.5625      5.625      5.625
   08/07/98     0.2201      5.875      5.313      5.625
   08/14/98     0.1403     5.6875      5.000      5.000
   08/21/98     0.1127     5.1875      5.000      5.063
   08/28/98     0.2259     5.3125      3.813      3.813
   09/04/98     0.2999     4.3125      3.563      4.000
   09/11/98     0.3427     4.0625      3.000      3.000
   09/18/98     0.4676        3.5      2.500      3.063
   09/25/98     2.7663      5.625      3.000      5.250
   10/02/98     0.4676      5.625      3.000      5.250
    10/9/98     0.2804     4.9375      4.563      4.688
   10/16/98     0.0234      5.375      5.250      5.313
   10/23/98     0.2351      5.375      5.250      5.250



-------------------------------------------------------------------------------
LEHMAN BROTHERS                      III - 1          J&L Specialty Steel, Inc.

EQUITY MARKET PROFILE
================================================================================

HISTORICAL STOCK PRICE PERFORMANCE (CONT'D)

  J&L SPECIALTY STEEL, INC. VS. STAINLESS STEEL INDEX VS. SPECIALTY METALS INDEX
                        VS. CARBON STEEL INDEX VS. S&P 400
                            WEEKLY: 12/14/93 - 9/22/98

[GRAPH]

                          Stainless        Specialty       Carbon
              J&L         Steel Index     Metals Index   Steel Index   S&P 400
12/14/93     100.0%          100.0%          100.0%         100.0%     100.0%
12/24/93     102.6%          104.0%          102.6%          97.9%     100.8%
12/31/93     113.0%          105.1%          100.5%         103.5%     100.9%
01/07/94     117.3%          105.7%          105.3%          97.5%     102.2%
01/14/94     118.2%          106.1%          103.1%         103.8%     103.3%
01/21/94     126.0%          105.9%          107.7%         109.9%     103.4%
01/28/94     123.4%          104.0%          111.1%         110.1%     103.7%
02/04/94     116.5%           89.5%          110.4%         108.2%     102.3%
02/11/94     118.2%           87.3%          113.9%         109.7%     102.6%
02/18/94     113.9%           88.1%          112.2%         108.4%     102.5%
02/25/94     107.8%           87.7%          109.6%         107.7%     101.9%
03/04/94     107.8%           88.7%          110.6%         109.9%     101.8%
03/11/94     108.6%           87.7%          111.9%         116.2%     102.3%
03/18/94     109.5%           86.5%          116.2%         116.1%     103.4%
03/25/94     110.4%           86.6%          114.0%         113.2%     100.8%
04/01/94      95.6%           81.4%          103.3%         104.3%      97.4%
04/08/94     102.6%           83.6%          107.2%         105.2%      97.6%
04/15/94     100.8%           80.2%          108.0%         111.2%      96.8%
04/22/94      95.6%           77.4%          103.4%         102.2%      97.0%
04/29/94      97.3%           84.5%          105.1%         103.7%      98.1%
05/06/94      95.6%           82.9%          103.8%         100.0%      97.7%
05/13/94      99.1%           79.3%          102.3%          99.7%      97.1%
05/20/94     100.8%           78.1%          100.1%         108.8%      99.1%
05/27/94     105.2%           77.4%           98.9%         108.9%      99.7%
06/03/94     109.5%           83.9%          100.9%         111.8%     100.1%
06/10/94     111.2%           89.6%           99.5%         112.9%      99.4%
06/17/94     113.9%           91.3%          101.7%         117.4%      99.6%
06/24/94     112.1%           85.3%          100.7%         111.6%      96.3%
07/01/94     122.5%           81.9%          100.2%         116.4%      96.9%
07/08/94     112.1%           81.3%          101.7%         116.1%      97.8%
07/15/94     119.1%           86.8%          104.1%         118.4%      98.8%
07/22/94     119.9%           89.5%          105.7%         116.6%      98.8%
07/29/94     119.9%           89.1%          107.8%         116.0%      99.8%
08/05/94     124.3%           92.0%          110.6%         116.6%      99.4%
08/12/94     125.2%           93.7%          111.3%         114.2%     100.6%
08/19/94     123.4%           87.4%          113.5%         114.7%     101.4%
08/26/94     120.8%           89.4%          119.6%         118.2%     103.9%
09/02/94     122.5%           92.6%          123.3%         117.0%     103.4%
09/09/94     124.3%           91.0%          122.0%         111.9%     103.1%
09/16/94     122.5%           95.0%          122.8%         118.5%     104.1%
09/23/94     122.5%           94.1%          120.6%         117.4%     101.6%
09/30/94     132.1%           94.1%          121.5%         118.6%     102.4%
10/07/94     126.0%           91.8%          118.8%         107.0%     100.8%
10/14/94     130.4%           88.3%          120.7%         106.8%     104.1%
10/21/94     132.1%           90.0%          115.0%         106.0%     103.3%
10/28/94     122.5%           88.6%          112.0%         108.0%     105.2%
11/04/94     120.8%           86.2%          107.4%         102.1%     102.7%
11/11/94     119.9%           86.4%          107.7%          99.9%     102.9%
11/18/94     115.6%           82.7%          105.0%          93.5%     103.2%
11/25/94     115.6%           81.1%          102.2%          91.7%     100.4%
12/02/94     113.0%           82.1%          102.0%          93.0%     100.7%
12/09/94     118.2%           78.8%          101.5%          96.6%      99.1%
12/16/94     131.2%           84.2%          106.9%         102.9%     101.8%
12/23/94     138.2%           86.0%          106.7%          95.1%     102.3%
12/30/94     136.4%           81.3%          108.4%          95.7%     102.3%
01/06/95     135.6%           82.1%          106.8%          99.6%     102.3%
01/13/95     136.4%           87.6%          107.1%         101.4%     103.5%
01/20/95     141.7%           85.7%          104.4%          99.8%     103.2%
01/27/95     140.8%           86.4%          103.7%          94.2%     103.6%
02/03/95     125.2%           86.1%          104.7%          91.1%     105.4%
02/10/95     119.9%           87.6%          105.2%          92.9%     106.3%
02/17/95     132.1%           89.9%          106.2%          94.5%     106.5%
02/24/95     133.0%           92.0%          110.0%          96.5%     107.7%
03/03/95     130.4%           89.1%          111.4%          95.0%     107.5%
03/10/95     119.9%           90.3%          106.4%          92.3%     108.7%
03/17/95     128.6%           85.7%          106.4%          92.1%     110.1%
03/24/95     121.7%           86.8%          109.2%          88.1%     111.5%
03/31/95     138.2%           91.3%          109.6%          96.0%     111.5%
04/07/95     129.5%           90.1%          113.3%          93.8%     112.2%
04/14/95     130.4%           94.1%          114.6%          94.9%     113.0%
04/21/95     137.3%           96.8%          118.8%          91.0%     113.0%
04/28/95     128.6%           98.6%          121.3%          83.1%     114.5%
05/05/95     131.2%           99.4%          122.3%          80.0%     115.5%
05/12/95     126.9%           95.9%          127.0%          85.7%     116.7%
05/19/95     134.7%           94.1%          129.0%          86.2%     115.5%
05/26/95     133.0%           87.1%          127.7%          82.6%     116.3%
06/02/95     128.6%           85.5%          126.6%          84.8%     117.8%
06/09/95     125.2%           90.7%          125.5%          85.4%     117.5%
06/16/95     125.2%           88.1%          126.8%          87.0%     120.2%
06/23/95     126.9%           85.4%          132.6%          87.8%     122.3%
06/30/95     133.8%           85.8%          133.8%          92.8%     121.4%
07/07/95     139.1%           97.4%          137.3%         108.6%     124.0%
07/14/95     142.5%           94.4%          137.7%         100.7%     125.2%
07/21/95     148.6%           90.1%          132.7%          93.2%     123.6%
07/28/95     153.0%           91.5%          132.9%          91.9%     125.5%
08/04/95     155.6%           90.3%          130.8%          91.5%     124.3%
08/11/95     166.0%           89.3%          129.0%          86.3%     123.5%
08/18/95     172.1%           92.9%          132.1%          88.4%     124.2%
08/25/95     186.0%           92.8%          132.1%          87.3%     124.0%
09/01/95     175.6%           91.7%          130.5%          87.0%     124.4%
09/08/95     179.0%           92.7%          130.5%          90.8%     126.5%
09/15/95     169.5%           93.8%          132.7%          82.3%     128.3%
09/22/95     149.5%           89.8%          123.1%          80.6%     128.3%
09/29/95     146.0%           88.7%          122.1%          79.3%     128.3%
10/06/95     146.9%           84.9%          118.8%          75.3%     127.5%
10/13/95     143.4%           87.1%          120.3%          80.4%     127.5%
10/20/95     119.9%           79.9%          116.0%          80.5%     128.6%
10/27/95     107.8%           75.4%          113.7%          82.6%     127.2%
11/03/95     111.2%           73.8%          115.0%          80.6%     129.6%
11/10/95     109.5%           73.2%          111.8%          79.7%     130.2%
11/17/95     106.9%           75.4%          113.8%          79.5%     131.9%
11/24/95     118.2%           83.9%          117.5%          88.7%     131.9%
12/01/95     116.5%           81.1%          114.8%          88.8%     133.1%
12/08/95     111.2%           80.1%          112.8%          87.4%     135.7%
12/15/95     110.4%           78.4%          112.5%          88.9%     135.3%
12/22/95     106.9%           81.9%          109.2%          90.1%     134.2%
12/29/95     130.4%           80.6%          109.6%          97.0%     134.8%
01/05/96     124.3%           85.0%          111.1%          94.8%     135.2%
01/12/96     118.2%           82.8%          112.2%          90.4%     131.8%
01/19/96     118.2%           84.1%          108.6%          89.5%     133.8%
01/26/96     114.7%           85.8%          119.9%          95.7%     136.4%
02/02/96     123.4%           88.3%          125.4%         101.3%     139.6%
02/09/96     126.0%           88.6%          128.0%         102.7%     143.7%
02/16/96     126.0%           84.0%          128.8%          95.9%     142.3%
02/23/96     125.2%           82.9%          130.4%          96.2%     145.0%
03/01/96     120.8%           80.6%          126.6%          95.3%     141.4%
03/08/96     119.1%           80.8%          123.8%          98.0%     139.8%
03/15/96     115.6%           83.6%          129.8%         107.1%     142.4%
03/22/96     120.8%           80.2%          133.1%         103.3%     143.6%
03/29/96     119.1%           80.9%          131.9%         102.6%     142.4%
04/05/96     121.7%           76.3%          133.0%         102.1%     144.8%
04/12/96     122.5%           84.1%          126.3%         104.0%     141.1%
04/19/96     115.6%           84.1%          123.9%         106.3%     142.9%
04/26/96     119.9%           85.4%          124.9%          99.6%     145.0%
05/03/96     125.2%           90.1%          119.7%          99.2%     142.8%
05/10/96     130.4%           91.9%          126.6%          97.8%     144.4%
05/17/96     133.8%           93.0%          125.3%          95.9%     148.8%
05/24/96     122.5%           92.6%          122.9%          94.3%     150.9%
05/31/96     120.8%           87.9%          123.8%          94.6%     149.2%
06/07/96     113.0%           86.8%          131.4%          87.9%     150.1%
06/14/96     111.2%           83.5%          128.3%          89.0%     148.4%
06/21/96     111.2%           84.1%          131.4%          89.6%     148.8%
06/28/96     103.4%           82.9%          136.6%          87.2%     148.8%
07/05/96     106.0%           84.3%          137.3%          85.8%     146.1%
07/12/96     102.6%           85.0%          133.0%          83.9%     143.2%
07/19/96      93.9%           84.6%          130.4%          81.9%     141.5%
07/26/96      93.9%           82.1%          127.2%          78.6%     140.7%
08/02/96      98.2%           86.3%          127.7%          83.1%     146.3%
08/09/96      96.5%           91.7%          128.1%          85.0%     146.3%
08/16/96      94.7%           93.0%          126.1%          81.8%     146.7%
08/23/96      94.7%           90.8%          126.4%          82.9%     147.1%
08/30/96      94.7%           89.9%          127.3%          81.4%     144.0%
09/06/96      94.7%           90.7%          137.9%          86.1%     144.9%
09/13/96      96.5%          102.5%          139.0%          85.6%     150.3%
09/20/96      93.0%           99.7%          148.1%          87.2%     152.2%
09/27/96      96.5%          102.3%          146.8%          88.5%     151.6%
10/04/96      94.7%          103.9%          148.2%          90.5%     154.7%
10/11/96      96.5%          103.8%          150.6%          90.6%     154.7%
10/18/96      92.1%           98.8%          150.9%          87.0%     156.9%
10/25/96      82.6%           95.1%          154.7%          85.2%     154.2%
11/01/96      82.6%           94.3%          155.4%          83.7%     154.2%
11/08/96      76.5%           98.2%          157.4%          84.2%     160.3%
11/15/96      79.1%           98.5%          155.8%          91.7%     161.9%
11/22/96      83.4%          101.2%          153.7%          90.0%     164.2%
11/29/96      84.3%          104.5%          162.2%          92.4%     165.7%
12/06/96      90.4%           98.4%          158.2%          90.3%     162.3%
12/13/96      85.2%           97.2%          163.4%          87.6%     160.2%
12/20/96      81.7%          101.6%          162.1%          86.6%     164.1%
12/27/96      83.4%          101.5%          162.9%          87.1%     165.9%
01/03/97      80.8%          103.1%          163.9%          89.9%     164.5%
01/10/97      85.2%          101.7%          163.4%          94.1%     167.3%
01/17/97      85.2%           99.7%          166.7%          94.2%     170.7%
01/24/97      83.4%          105.6%          160.2%          92.4%     169.0%
01/31/97      82.6%          106.3%          162.5%          90.1%     172.5%
02/07/97      85.2%          109.8%          156.5%          86.6%     172.5%
02/14/97      97.3%          113.5%          159.9%          84.7%     176.1%
02/21/97      94.7%          119.0%          157.3%          84.1%     174.7%
02/28/97      96.5%          115.0%          151.7%          84.2%     172.6%
03/07/97      94.7%          120.8%          159.7%          82.2%     174.7%
03/14/97      90.4%          130.5%          153.2%          82.1%     173.1%
03/21/97      95.6%          131.2%          152.6%          83.1%     171.0%
03/28/97      93.0%          129.7%          153.2%          79.2%     169.6%
04/04/97      90.4%          122.5%          154.3%          78.0%     166.3%
04/11/97      89.5%          122.5%          153.4%          77.5%     161.7%
04/18/97      90.4%          127.7%          157.4%          80.2%     168.7%
04/25/97      90.4%          116.0%          158.3%          80.5%     168.7%
05/02/97      90.4%          123.5%          162.4%          87.6%     178.3%
05/09/97      86.9%          122.5%          165.1%          93.4%     181.2%
05/16/97      81.7%          115.6%          172.8%          94.1%     182.7%
05/23/97      84.3%          116.8%          183.0%          96.6%     186.8%
05/30/97      88.6%          116.8%          185.2%          99.4%     187.0%
06/06/97      92.1%          117.6%          185.8%          98.9%     188.5%
06/13/97      92.1%          116.5%          196.5%          99.3%     196.3%
06/20/97      86.0%          120.4%          197.0%          98.4%     197.1%
06/27/97      81.7%          118.7%          186.5%          98.8%     195.0%
07/04/97      81.7%          122.6%          193.7%          98.3%     201.3%
07/11/97      82.1%          122.9%          197.1%         101.3%     201.8%
07/18/97      86.9%          132.0%          197.6%         100.4%     202.1%
07/25/97      89.5%          140.1%          193.0%         101.0%     206.9%
08/01/97      94.3%          139.9%          192.4%         104.5%     207.8%
08/08/97      92.1%          139.4%          196.7%         101.7%     205.8%
08/15/97      90.4%          138.6%          194.3%         101.8%     197.8%
08/22/97      83.9%          139.0%          203.5%          98.6%     203.1%
08/29/97      86.9%          138.0%          207.9%          97.3%     197.6%
09/05/97      90.8%          141.1%          207.5%         103.5%     204.0%
09/12/97      90.0%          144.9%          206.3%         105.0%     202.5%
09/19/97      89.1%          145.1%          214.5%         105.8%     207.8%
09/26/97      83.9%          130.5%          213.6%          95.4%     206.5%
10/03/97      93.0%          129.6%          215.9%          91.9%     210.4%
10/10/97      92.1%          128.5%          212.4%          91.3%     211.3%
10/17/97      93.9%          129.2%          206.3%          93.2%     205.6%
10/24/97      92.6%          127.2%          193.6%          95.2%     204.7%
10/31/97      87.8%          116.9%          184.5%          90.8%     199.1%
11/07/97      85.6%          117.9%          189.8%          89.5%     201.9%
11/14/97      80.0%          115.1%          189.7%          87.9%     203.1%
11/21/97      71.7%          114.7%          192.0%          86.6%     210.0%
11/28/97      67.8%          114.8%          191.2%          86.0%     207.5%
12/05/97      64.7%          114.2%          194.1%          86.8%     213.0%
12/12/97      60.0%          111.4%          185.6%          80.9%     206.0%
12/19/97      67.8%          107.1%          178.8%          82.6%     204.4%
12/26/97      61.3%          111.8%          179.4%          79.2%     202.3%
01/02/98      69.1%          119.8%          185.2%          84.8%     210.8%
01/09/98      62.6%          104.7%          177.2%          77.3%     201.3%
01/16/98      59.1%          108.8%          176.2%          80.5%     209.0%
01/23/98      56.1%          102.1%          169.2%          80.1%     209.2%
01/30/98      57.8%          110.1%          172.6%          84.2%     214.1%
02/06/98      62.1%          116.5%          179.0%          86.2%     220.6%
02/13/98      63.4%          117.0%          180.0%          86.1%     222.2%
02/20/98      62.1%          118.3%          178.6%          85.3%     225.1%
02/27/98      63.9%          121.2%          181.7%          90.2%     228.7%
03/06/98      69.1%          124.2%          184.7%          92.8%     229.8%
03/13/98      67.4%          124.4%          190.3%          94.7%     232.1%
03/20/98      65.2%          125.9%          189.8%         100.5%     237.8%
03/27/98      67.8%          128.7%          181.8%          97.3%     238.0%
04/03/98      66.5%          120.2%          183.9%          98.4%     244.1%
04/10/98      66.9%          113.4%          180.5%          98.5%     239.9%
04/17/98      66.5%          119.6%          181.2%         102.9%     242.6%
04/24/98      58.7%          113.8%          188.9%         100.6%     240.9%
05/01/98      56.5%          110.9%          209.5%         103.4%     243.8%
05/08/98      47.8%          110.8%          204.3%          99.8%     242.1%
05/15/98      60.0%          114.7%          202.9%          98.9%     241.9%
05/22/98      54.3%          113.1%          198.0%          95.2%     242.0%
05/29/98      48.7%          102.9%          192.4%          90.3%     237.8%
06/05/98      48.2%          106.5%          192.9%          88.2%     242.8%
06/12/98      48.2%           94.2%          176.4%          81.3%     239.1%
06/19/98      46.5%           91.9%          166.6%          82.2%     240.0%
06/26/98      40.8%           97.9%          165.4%          80.6%     247.4%
07/03/98      40.8%           96.5%          166.1%          81.3%     249.2%
07/10/98      40.8%           94.7%          159.7%          79.0%     252.1%
07/17/98      40.0%           92.8%          160.0%          78.4%     258.0%
07/24/98      42.2%           86.6%          138.3%          69.9%     249.1%
07/31/98      39.1%           87.7%          134.2%          74.5%     244.3%
08/07/98      39.1%           83.3%          132.9%          74.5%     238.8%
08/14/98      34.8%           76.5%          129.3%          69.4%     234.1%
08/21/98      35.2%           80.5%          121.2%          70.9%     239.3%
08/28/98      26.5%           69.7%          109.5%          63.8%     228.4%
09/04/98      27.8%           68.3%          107.1%          65.9%     217.8%
09/11/98      20.9%           67.1%          106.7%          65.2%     225.5%
09/18/98      21.3%           71.1%          101.0%          63.2%     226.7%
09/25/98      22.2%           81.9%          101.2%          71.8%     232.9%
10/02/98      35.6%           77.5%           93.9%          67.8%     223.3%
10/09/98      32.6%           86.8%           88.1%          72.1%     220.1%
10/16/98      36.9%           91.2%          100.9%          76.6%     234.7%
10/23/98      36.5%           87.4%           95.4%          75.0%     238.5%




Stainless Steel Index:     Allegheny Teledyne, Armco, Carpenter Technology,
                           Lukens (through 12/15/97)

Specialty Metals Index:    Quanex, RTI International Metals, Special Metals,
                           Timken, Titanium Metals
Carbon Steel Index:        AK Steel, Bethlehem Steel, Geneva Steel, LTV Corp.,
                           National Steel, Nucor, Rouge Industries, Steel
                           Dynamics, USX-US Steel, Weirton Steel


-------------------------------------------------------------------------------
LEHMAN BROTHERS                      III - 2          J&L Specialty Steel, Inc.

EQUITY MARKET PROFILE
================================================================================


SHARE PRICE PERFORMANCE ANALYSIS



                                            52 WEEK HIGH                   1998 HIGH            9/22/98 (a)         % CHANGE VS.
                                       -----------------------        --------------------                   -----------------------
                                       SHARE PRICE     DATE           SHARE PRICE   DATE        SHARE PRICE  52 WEEK HIGH  1998 HIGH
                                       -----------   ---------        -----------  -------      -----------  ------------  ---------
J&L SPECIALTY STEEL                       $13.81      10/22/97          $10.19      1/5/98          $3.19        -76.9%       -68.7%
 ASSUMING USINOR OFFER
PRICE                                                                                               $6.38        -53.8%       -37.4%

STAINLESS STEEL PRODUCERS:

Allegheny Teledyne                        $32.31      9/12/97           $29.19     3/25/98         $17.06        -47.2%       -41.5%
Armco Inc.                                  7.06      4/22/98             7.06     4/22/98           4.25        -39.8%       -39.8%
Carpenter Technology                       58.31      4/23/98            58.31     4/23/98          35.44        -39.2%       -39.2%

                                                                                                ------------------------------------
                                                                                        MEAN                      -42.1%      -40.2%
                                                                                                ------------------------------------

SPECIALTY STEEL/METALS PRODUCERS:

Quanex                                    $35.19      10/22/97          $33.50      3/2/98         $20.13        -42.8%       -39.9%
RTI International Metals                   25.69      11/17/97           24.50      3/2/98          19.63        -23.6%       -19.9%
Special Metals                             23.13      10/21/97           18.81     5/15/98          10.13        -56.2%       -46.2%
Timken                                     41.75       5/4/98            41.75      5/4/98          16.38        -60.8%       -60.8%
Titanium Metals                            38.00      10/8/97            32.13      3/3/98          12.88        -66.1%       -59.9%

                                                                                                ------------------------------------
                                                                                         MEAN                    -49.9%       -45.3%
                                                                                                ------------------------------------

CARBON STEEL PRODUCERS:

AK Steel                                  $23.03      9/22/97           $21.88     4/15/98         $15.31        -33.5%       -30.0%
Bethlehem Steel                            16.75      4/20/98            16.75     4/20/98           7.94        -52.6%       -52.6%
Geneva Steel                                4.13       5/8/98             4.25      5/8/98           1.25        -69.7%       -70.6%
LTV Corporation                            14.25      3/24/98            14.25     3/24/98           5.44        -61.8%       -61.8%
National Steel                             21.75      3/24/98            21.75     3/24/98           6.38        -70.7%       -70.7%
Nucor                                      60.44      9/22/97            60.06      5/1/98          38.25        -36.7%       -36.3%
Rouge Industries                           16.63      9/24/97            15.94     3/27/98           7.38        -55.6%       -53.7%
Steel Dynamics                             27.06      9/22/97            23.38     4/15/98          11.94        -55.9%       -48.9%
USX - U.S. Steel Group                     42.75      4/15/98            42.75     4/15/98          22.19        -48.1%       -48.1%
Weirton Steel                               5.19      9/22/97             4.44     5/13/98           2.56        -50.6%       -42.3%

                                                                                                ------------------------------------
                                                                                          MEAN                   -53.5%       -51.5%
                                                                                                ------------------------------------

S&P 400 Industrials Index               1,380.49      7/17/98         1,380.49     7/17/98       1,224.89        -11.3%       -11.3%
S&P Basic Materials Index                 143.64      5/13/98           143.64     5/16/98         102.20        -28.8%       -28.8%

----------------------------------------
(a) Represents the date one day prior to announcement of Usinor's offer for J&L shares.




-------------------------------------------------------------------------------
LEHMAN BROTHERS                      III - 3          J&L Specialty Steel, Inc.

EQUITY MARKET PROFILE
================================================================================

HISTORICAL FORWARD P/E MULTIPLES - POST J&L IPO

                       PRICE VS. TWO-YEAR FORWARD EARNINGS
 J&L SPECIALTY STEEL, INC. VS. STAINLESS STEEL INDEX VS. SPECIALTY METALS INDEX
                       VS. CARBON STEEL INDEX VS. S&P 400
                        MONTHLY: DECEMBER, 1993 - PRESENT



[GRAPH]
                    J&L                     Stainless    Specialty    Carbon
               Specialty Steel   S&P 400   Steel Index  Metals Index Steel Index
12/93               N/A           16.62        15.38       14.19       13.94
1/94                N/A           17.30        19.08       15.24       14.55
2/94                N/A           18.52        12.69       10.62       15.78
3/94                 9.00         16.79        11.65       12.18       15.06
4/94                 8.08         15.53        11.30       11.71       12.10
5/94                 8.22         15.69        11.53       12.72       11.52
6/94                 9.30         15.77        12.75       12.46       10.89
7/94                 9.86         15.35        12.55       12.45       12.08
8/94                 9.77         15.82        12.91       13.61       10.55
9/94                10.01         16.06        13.22       14.39        9.09
10/94               10.53         16.08        12.88       13.56        8.76
11/94                8.71         15.77        11.54       11.32        8.21
12/94                9.10         14.99        11.13        7.72        6.38
1/95                10.62         14.82        12.07        8.03        6.32
2/95                 9.19         16.62         9.71        8.58        6.58
3/95                 9.01         14.93         9.45        8.43        5.89
4/95                 8.53         15.26         9.79        7.69        5.13
5/95                 8.26         15.88         9.56        8.39        5.42
6/95                 7.46         15.96         8.94        8.30        5.33
7/95                 7.84         16.14         9.28        8.62        5.35
8/95                 7.96         15.75         8.77        8.05        6.11
9/95                 8.22         15.94         9.05        7.99        6.08
10/95                6.98         15.84         8.41        7.35        6.13
11/95                6.75         15.83         8.25        6.98        6.88
12/95                7.19         17.08         8.55        7.15        7.14
1/96                 7.28         15.84         8.55        7.16        9.15
2/96                 9.25         18.70         9.30        9.41       10.29
3/96                 8.64         18.31         8.91        9.38        5.27
4/96                 8.87         17.62         9.53        9.26        5.83
5/96                10.43         18.11        10.41        9.08        7.06
6/96                 8.71         18.06         9.40        8.60       20.17
7/96                 7.72         17.06         9.03        8.88       15.36
8/96                 9.86         17.54         9.44        8.36       13.49
9/96                11.2          17.81         9.79        9.64       13.87
10/96               10.93         18.92        10.41        9.62       13.03
11/96               16.54         19.22        12.94        9.83       11.80
12/96               20.96         18.98        15.86        9.29       11.82
1/97                24.09         19.68        18.88        9.05       11.79
2/97                13.59         20.96        11.07        8.89       12.45
3/97                13.16         19.41        10.64        8.31       13.63
4/97                12.37         18.70        10.64        8.08       20.95
5/97                12.93         20.06        10.81        8.63       15.82
6/97                13.75         21.37        11.26        9.80       14.29
7/97                12.85         22.55        11.34        9.94       13.10
8/97                16.84         21.73        12.75        9.63       13.10
9/97                17.23         21.62        13.24        9.84       12.08
10/97               21.17         21.99        13.90        9.83       11.63
11/97               15.07         21.39        11.58        9.02       11.04
12/97               16.64         21.61        12.64        8.00       10.37
1/98                15.47         21.48        13.18        7.94       10.09
2/98                12.00         25.02        11.66        8.79       10.54
3/98                20.05         24.92        13.94        9.03        9.67
4/98                30.44         25.12        17.02        8.47       11.40
5/98                27.29         25.29        15.75        8.43       12.21
6/98                17.54         24.82        11.59        7.93       11.11
7/98                14.71         26.08        10.89        7.60        9.05
8/98                14.77         24.68         9.57        6.51        9.85
9/98                              23.87




Stainless Steel Index:   Allegheny Teledyne, Armco, Carpenter Technology, Lukens
                         (through 12/15/97)
Specialty Metals Index:  Quanex, RTI International Metals, Special Metals,
                         Timken, Titanium Metals
Carbon Steel Index:      AK Steel, Bethlehem Steel, Geneva Steel, LTV Corp.,
                         Nucor, Rouge Industries, Steel Dynamics, USX-US Steel,
                         Weirton Steel


-------------------------------------------------------------------------------
LEHMAN BROTHERS                      III - 4          J&L Specialty Steel, Inc.

EQUITY MARKET PROFILE
====================================================================================================================================
Shareholder Profile

                                                                          FULLY                     % INTEREST OF    MARKET VALUE
                                                                      DILUTED SHARES                  NON-USINOR     BEFORE OFFER
                                           SHARES         OPTIONS      OUTSTANDING     % INTEREST       SHARES        ($3.19)(a)
                                           ------         -------      -----------     ----------       ------         -------
INSTITUTIONAL SHAREHOLDERS:
Scudder Kemper Investments                 3,049,500          --       3,049,500         7.7%          16.2%        $  9,720,281
Keycorp                                    2,910,985          --       2,910,985         7.4%          15.5%           9,278,765
Dimensional Fund Advisors                  1,530,200          --       1,530,200         3.9%           8.1%           4,877,513
Valuequest TA LLC                            841,300          --         841,300         2.1%           4.5%           2,681,644
Investment Counselors                        785,000          --         785,000         2.0%           4.2%           2,502,188
Reams Asset Management Company LLC           716,500          --         716,500         1.8%           3.8%           2,283,844
Shufro Rose & Company LLC                    615,735          --         615,735         1.6%           3.3%           1,962,655
Eaton Vance Management                       424,200          --         424,200         1.1%           2.3%           1,352,138
Barclays Bank PLC                            399,551          --         399,551         1.0%           2.1%           1,273,569
Pzena Investment Management LLC              364,075          --         364,075         0.9%           1.9%           1,160,489
College Retirement Equities                  333,802          --         333,802         0.8%           1.8%           1,063,994
TCW Group Inc                                329,800          --         329,800         0.8%           1.8%           1,051,238
D C Capital Partners                         259,117          --         259,117         0.7%           1.4%             825,935
Painewebber Group Inc                        193,715          --         193,715         0.5%           1.0%             617,467
Frontier Capital Management                  165,920          --         165,920         0.4%           0.9%             528,870
Other Institutional Investors                997,664          --         997,664         2.5%           5.3%           3,180,054
                                        ------------  ------------   -----------       -----          -----         ------------
 TOTAL INSTITUTIONAL SHAREHOLDERS         14,548,972          --      14,548,972        36.8%          77.3%          46,374,848

CORPORATE INSIDERS:
Usinor (successor by merger to Ugine)     20,730,000          --      20,730,000        52.4%            NA           66,076,875
Claude F. Kronk                               50,800        90,000       140,800         0.4%           0.7%             161,925
Eugene A. Salvadore                           32,000        30,000        62,000         0.2%           0.3%             102,000
Kirk F. Vincent                               18,878        26,666        45,544         0.1%           0.2%              60,174
Geoffrey S. Gibson                            15,544        26,666        42,210         0.1%           0.2%              49,547
John A. Wallace                               13,500        17,000        30,500         0.1%           0.2%              43,031
William S. Dietrich, II                        5,000          --           5,000         0.0%           0.0%              15,938
Pierre F. de Ravel d'Esclapon                  1,000          --           1,000         0.0%           0.0%               3,188
Other Directors, Officers and Employees       79,332       609,668       689,000         1.7%           3.7%             252,871
                                        ------------  ------------   -----------       -----          -----         ------------
 TOTAL CORPORATE INSIDERS                 20,946,054       800,000    21,746,054        55.0%           5.4%          66,765,547

RETAIL SHAREHOLDERS                        3,267,974          --       3,267,974         8.3%          17.4%          10,416,667
                                        ------------  ------------   -----------       -----          -----         ------------

          TOTAL SHARES OUTSTANDING        38,763,000       800,000    39,563,000       100.0%         100.0%        $123,557,063
                                        ============  ============   ===========       =====          =====         ============

--------------------------
Source: CDA Spectrum data as of 10/2/98.

(a) Based on shares outstanding excluding options.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                       III-5            J&L Specialty Steel, Inc.





                                              MARKET VALUE
                                                AT USINOR
                                               OFFER PRICE
                                               ($6.38)(a)
                                             --------------
INSTITUTIONAL SHAREHOLDERS:
Scudder Kemper Investments                    $ 19,440,563
Keycorp                                         18,557,529
Dimensional Fund Advisors                        9,755,025
Valuequest TA LLC                                5,363,288
Investment Counselors                            5,004,375
Reams Asset Management Company LLC               4,567,688
Shufro Rose & Company LLC                        3,925,311
Eaton Vance Management                           2,704,275
Barclays Bank PLC                                2,547,138
Pzena Investment Management LLC                  2,320,978
College Retirement Equities                      2,127,988
TCW Group Inc                                    2,102,475
D C Capital Partners                             1,651,871
Painewebber Group Inc                            1,234,933
Frontier Capital Management                      1,057,740
Other Institutional Investors                    6,360,108
                                              ------------
 TOTAL INSTITUTIONAL SHAREHOLDERS               92,749,697

CORPORATE INSIDERS:
Usinor (successor by merger to Ugine)          132,153,750
Claude F. Kronk                                    323,850
Eugene A. Salvadore                                204,000
Kirk F. Vincent                                    120,347
Geoffrey S. Gibson                                  99,093
John A. Wallace                                     86,063
William S. Dietrich, II                             31,875
Pierre F. de Ravel d'Esclapon                        6,375
Other Directors, Officers and Employees            505,742
                                              ------------
 TOTAL CORPORATE INSIDERS                      133,531,094

RETAIL SHAREHOLDERS                             20,833,334
                                              ------------

          TOTAL SHARES OUTSTANDING            $247,114,125
                                              ============

EQUITY MARKET PROFILE
===============================================================================

VOLUME DISTRIBUTION ANALYSIS

- Since J&L's IPO, less than 6% of the aggregate volume has traded at price levels below $7.00 per share


                           J&L SPECIALTY STEEL, INC.
                           MONTHLY: 12/14/97 - 09/22/98

3.000 to 4.999................................................        0.8%

5.000 to 6.999................................................        4.6%

7.000 to 8.999................................................        3.7%

9.000 to 10.999...............................................        5.2%

11.000 to 12.999..............................................       14.2%

13.000 to 14.999..............................................       11.9%

15.000 to 16.999..............................................       17.4%

17.000 to 18.999..............................................       26.6%

19.000 to 20.999..............................................        9.8%

21.000 to 22.999..............................................        4.1%

23.000 to 24.999..............................................        0.0%

25.000 to 27.000..............................................        1.9%

TOTAL VOLUME = 104,731,700 SHARES


LEHMAN BROTHERS                       III-6           J&L SPECIALTY STEEL, INC.

EQUITY MARKET PROFILE
================================================================================

VOLUME DISTRIBUTION ANALYSIS (CONT'D)

- During the year leading up to Usinor's proposal, over 75% of aggregate volume traded at price levels above $6.00 per share


                           J&L SPECIALTY STEEL, INC.
                           DAILY: 09/22/97 - 09/22/98

2.000 to 2.999................................................        1.1%

3.000 to 3.999................................................        6.3%

4.000 to 4.999................................................        0.9%

5.000 to 5.999................................................       14.8%

6.000 to 6.999................................................        8.3%

7.000 to 7.999................................................       15.2%

8.000 to 8.999................................................       14.8%

9.000 to 9.999................................................       18.8%

10.000 to 10.999..............................................        9.4%

11.000 to 11.999..............................................        1.2%

12.000 to 12.999..............................................        4.9%

13.000 to 14.000..............................................        4.3%

TOTAL VOLUME = 17,561,100 SHARES


LEHMAN BROTHERS                       III-7            J&L SPECIALTY STEEL, INC.

EQUITY MARKET PROFILE
================================================================================

ANALYST COMMENTARY

The DRAP line gives J&L the most modern and more importantly lowest cost cold-end in the specialty sector. The new line, which combines the six operations required to process hot bands to cold rolled coils into one continuous line, is expected to eventually reduce processing time by as much as 75% and processing costs by approximately $125 per ton. It has an annual capacity of about 275,000 tons, boosting J&L's stainless finishing capacity by about 80%.

By being able to produce the critical 60-inch hot bands, J&L will join privately-owned North American Stainless as the only domestic producers for 60-inch wide cold rolled coils and thus solidify its position as a leader in the austenitic grades of stainless steel. Both service centers and end users are attracted to the wider product due to reduced handling costs and higher weld efficiencies in manufacturing applications.

With only 38.7 million shares and 53.4% in the hands of the parent, the J&L shares are not liquid enough for some of the larger institutional investors who play this sector. The Technology Agreement with Ugine that will give J&L access to the thin slab casting technology only remains in effect as long as Ugine owns a majority interest in J&L, making a secondary offering unlikely in the near term.

Waldo Best, Morgan Stanley Dean Witter, July 29, 1998

We have downgraded JL from a TRADING BUY to a HOLD following Wall Street's lack of response to the June 10 stainless steel trade filings against unfairly priced imports. While we believe that this critical event marks the bottom of the stainless steel cycle in North America, the company's share price has actually gone south from $6 7/8 at the time of the announcement. It appears that nobody cares with the (a) GM strike, (b) uncertainty over the impact of the Asian economic crisis, (c) the annual summer manufacturing slowdown, and (d) the generally negative view of an industry that has been suffering for three years in a "death by a thousand cuts" product market. The small market capitalization of the shares has also become an issue for many.

With JL shares at these prices, we would understand Ugine management if they decided to take JL private by purchasing all outstanding shares. However, we do not believe this will occur. We view the French as preferring two 51% interests over one 100% interest. The new Ugine president Guy Doulley is reportedly interested in building a global stainless steel network and JL is an important leg of that structure.

David S. MacGregor, CFA, Midwest Research, June 30, 1998


--------------------------------------------------------------------------------
LEHMAN BROTHERS                      III - 8          J&L Specialty Steel, Inc.

EQUITY MARKET PROFILE
================================================================================

ANALYSIS OF COMPARABLE COMPANY PUBLIC FLOAT

- J&L's small market capitalization and high insider ownership results in an inherent limitation on the level of liquidity in the stock, thereby impacting the level of Wall Street research coverage and preventing greater trading activity by large institutional investors. J&L's stock price and corresponding valuation has suffered, in part, due to its small public float relative to the comparable public companies

                                                                FLOAT POSITIONS AS OF 10/23/98

                                           SHARES                    FLOAT               FLOAT AS A %         MARKET VALUE
                                     OUTSTANDING AS OF              SHARES             OF TOTAL SHARES          OF FLOAT(a)
COMPARABLE COMPANIES                 LAST REPORT (000'S)            (000'S)           OUTSTANDING               (000'S)
                                  -------------------------    ------------------     -------------------    ---------------
STAINLESS STEEL PRODUCERS:
Allegheny Teledyne                         197,030                170,884                     87%             $2,915,708
Armco Inc.                                 107,879                105,329                     98%               $447,649
Carpenter Technology                        22,729                 20,317                     89%               $669,187

                                                        --------------------------------------------------------------------
                                                        GROUP MEAN                            91%             $1,344,181
                                                        GROUP MEDIAN                          89%               $669,187
                                                        --------------------------------------------------------------------

SPECIALTY METAL PRODUCERS:
Quanex Corporation                          14,179                 14,005                     99%               $281,854
RTI International Metals                    20,521                 14,849                     72%               $291,405
Special Metals Corporation                  15,479                  3,842                     25%                $38,898
Timken Company                              62,338                 52,976                     85%               $867,481
Titanium Metals Corporation                 31,459                 21,808                     69%               $280,775

                                                        --------------------------------------------------------------------
                                                        GROUP MEAN                            70%               $352,083
                                                        GROUP MEDIAN                          72%               $281,854
                                                        --------------------------------------------------------------------

CARBON STEEL PRODUCERS:
AK Steel Company                            59,208                 49,128                     83%               $752,277
Bethlehem Steel Corporation                129,622                129,005                    100%             $1,023,978
Geneva Steel Company Class A & B            33,556                 14,432                     43%                $18,040
LTV Corporation                             99,889                 99,669                    100%               $541,952
National Steel                              43,288                 21,012                     49%               $133,954
Nucor Corporation                           88,070                 85,206                     97%             $3,259,144
Rouge Industries Incorporated               22,060                 14,168                     64%               $104,491
Steel Dynamics                              48,183                 26,872                     56%               $320,784
USX-US Steel Group                          88,099                 87,873                    100%             $1,949,690
Weirton Steel Corporation                   41,523                 30,703                     74%                $78,677

                                                        --------------------------------------------------------------------
                                                        GROUP MEAN                            76%               $818,299
                                                        GROUP MEDIAN                          78%               $431,368
                                                        --------------------------------------------------------------------

                                                        --------------------------------------------------------------------
                                                        OVERALL MEAN                          77%               $776,441
                                                        OVERALL MEDIAN                        84%               $431,368
                                                        --------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
J&L SPECIALTY STEEL  (JL)                   38,763                 17,875                     46%                 56,977(b)
----------------------------------------------------------------------------------------------------------------------------

----------
(a) Based on 9/22/98 closing price.
(b) Based on pre-offer share price on 9/22/98 of $3.1875.



--------------------------------------------------------------------------------
LEHMAN BROTHERS                      III - 9          J&L Specialty Steel, Inc.

                             IV. VALUATION ANALYSIS



--------------------------------------------------------------------------------
LEHMAN BROTHERS                                       J&L Specialty Steel, Inc.

VALUATION ANALYSIS
================================================================================

VALUATION METHODOLOGY

- For purposes of our valuation, we have employed four valuation methodologies

      -- Comparable Company Analysis: based on current trading multiples of publicly traded stainless steel, specialty steel and carbon steel companies (assumes no change in control)

      -- Comparable Transaction Analysis: based on recent multiples paid in transactions involving a change in control of selected stainless steel, specialty steel and carbon steel companies

      -- Discounted Cash Flow Analysis: based on projected operating cash flows for J&L as provided by J&L and utilizing both the Exit Multiple approach and the Perpetuity Growth approach for determining the terminal values; cash flows are discounted at a range of discount rates which reflect the business risk of the underlying assets of the company

      -- Premiums Paid Analysis: based on premiums paid in transactions involving the acquisition of a minority stake by a party which previously held a controlling interest

- As part of our discounted cash flow analysis, we have evaluated J&L under two scenarios:

      -- Going Concern Scenario: assumes that J&L remains independent, has adequate liquidity and is able to meet its debt service obligations without breaching its bank covenants

      -- Liquidity Squeeze/Bankruptcy Risk Scenario: assumes that J&L is not able to operate on a going concern basis without breaching its bank covenants, and therefore must seek waivers from its bank group and/or seek an emergency injection of equity from an affiliate or third party in order to stave off a breach in its covenants and a subsequent trigger of a put of its debt obligations


--------------------------------------------------------------------------------
LEHMAN BROTHERS                      IV - 1            J&L Specialty Steel, Inc.

VALUATION ANALYSIS
================================================================================


ISSUES IMPACTING THE VALUATION OF J&L

- Lack of liquidity and the potential near term violation of financial covenants; increased risk of financial distress

      -- June 30, 1998 10Q disclosure relating to the potential violation of financial covenant requirements; investor speculation as to "various actions being considered by management to avoid a violation"

      -- Investors' current views of the risk profile of J&L and the impact on required equity returns

      -- Possible equity injection to improve capital base and stave off a covenant violation and the potential for significant dilution

      -- Investors' expectations concerning Usinor's willingness to fix J&L's capital structure

- Lack of profitability over recent operating history; inability to apply traditional valuation multiples (i.e. earnings multiples) to J&L operating statistics as an approach to assess value

- J&L's inability to achieve a "normalized" level of profitability in the near-to-intermediate term given stainless pricing levels, global competition and the Company's various capital projects currently underway (or in various stages of planning)

- The impact of legacy liabilities (i.e., both pension and other non-pension benefits) on cash flows, enterprise value and ultimately the value of J&L's common equity

- The potential for meaningful operating improvements/cost reductions available to J&L through the execution of projects identified by external consultants

- The level of volatility in current financial markets globally and the impact on valuation benchmarks and investor return requirements


--------------------------------------------------------------------------------
LEHMAN BROTHERS                      IV - 2            J&L Specialty Steel, Inc.

VALUATION ANALYSIS

J&L PROJECTED FINANCIAL PERFORMANCE: KEY ASSUMPTIONS

Management made the following assumptions when preparing its projections:

-    Projection period reflects a full economic cycle

- Operating margins improve to a cyclical peak of approximately 13% by 2002 through a combination of price improvement and operating cost improvements. The Company achieves "normalized long-term" operating margins and profitability by 2007

-    Construction of Steckel mill commences in 2002

-    Melt shop upgrade increases melt capacity by over 40%

- Full utilization of capacity in both melt shop and downstream finishing operations achieved by 2007

--------------------------------------------------------------------------------
LEHMAN BROTHERS                      IV - 3            J&L Specialty Steel, Inc.

VALUATION ANALYSIS


PROJECTED FINANCIAL PERFORMANCE: SUMMARY INCOME STATEMENT

Lehman Brothers utilized management's short-term operating forecast and long-term operating projections.

                                                                    FISCAL YEAR ENDING DECEMBER 31,
                                                ----------------------------------------------------------------------------
($ in millions, except per share and per ton)      1998           1999            2000           2001           2002
                                                ----------     ----------      ----------     ----------     ----------
Revenue                                         $    498.3     $    588.5      $    718.5     $    757.4     $    810.8
% Growth                                            -16.8%           18.1%           22.1%           5.4%           7.1%

EBITDA                                               (25.1)          40.1            95.2          119.3          143.7
% Margin                                             -5.0%            6.8%           13.2%          15.8%          17.7%

EBIT                                                 (59.9)           5.6            58.6           82.1          107.7
% Margin                                            -12.0%            1.0%            8.2%          10.8%          13.3%

Net Income                                           (51.0)          (8.6)           25.4           41.7           62.1

Earnings Per Share                              $    (1.32)    $    (0.22)     $     0.65     $     1.08     $     1.60

Dividends Per Share                             $     0.25     $     0.10      $     0.10     $     0.10     $     0.10

Shares Outstanding                                  38.763         38.763          38.763         38.763         38.763

OTHER DATA:

Shipments (000 Tons)                                 312.9          353.8           418.5          432.1          447.5
% Growth                                             -6.4%           13.1%           18.3%           3.2%           3.6%

Revenue per Ton                                 $  1,592.5     $  1,663.4      $  1,716.8     $  1,752.8     $  1,811.9
% Growth                                            -11.1%            4.5%            3.2%           2.1%           3.4%

Operating Income per Ton                        $     (191)    $       16      $      140     $      190     $      241
% Growth                                              N.M.           N.M.           782.2%          35.8%          26.6%

                                                                    FISCAL YEAR ENDING DECEMBER 31,
                                                ----------------------------------------------------------------------
($ in millions, except per share and per ton)      2003           2004           2005           2006           2007
                                                ----------     ----------     ----------     ----------     ----------
Revenue                                         $    839.3     $    830.9     $    823.7     $    836.9     $    849.6
% Growth                                               3.5%         -1.0%          -0.9%            1.6%           1.5%

EBITDA                                               140.8          114.1           73.4          116.6          158.5
% Margin                                              16.8%          13.7%           8.9%          13.9%          18.7%

EBIT                                                 107.4           82.0           25.6           65.7          104.7
% Margin                                              12.8%           9.9%           3.1%           7.9%          12.3%

Net Income                                            62.8           46.1            5.0           30.9           56.9

Earnings Per Share                              $     1.62     $     1.19     $     0.13     $     0.80     $     1.47

Dividends Per Share                             $     0.10     $     0.10     $     0.10     $     0.40     $     0.40

Shares Outstanding                                  38.763         38.763         38.763         38.763         38.763


--------------------------------------------------------------------------------
LEHMAN BROTHERS                      IV - 4            J&L Specialty Steel, Inc.

VALUATION ANALYSIS

PROJECTED FINANCIAL PERFORMANCE: SUMMARY CASH FLOW STATEMENT


                                                   FISCAL YEAR ENDING DECEMBER 31,
                       -------------------------------------------------------------------------------------------
($ in millions)         1998     1999     2000     2001     2002      2003      2004      2005     2006      2007
                       ------   ------   ------   ------   ------    ------    ------    ------   ------    ------
Cash from Operations   $(23.0)  $ 48.4   $ 73.8   $ 88.0   $106.0    $114.7    $ 83.8    $ 44.2   $111.5    $121.2

Capital Expenditures     (5.4)   (20.7)   (13.6)    (7.9)   (87.1)   (100.3)   (151.6)    (46.8)   (36.4)    (12.0)

Dividends Paid           (9.7)    (3.9)    (3.9)    (3.9)    (3.9)     (3.9)     (3.9)     (3.9)   (15.5)    (15.5)
                       ------   ------   ------   ------   ------    ------    ------    ------   ------    ------

Free Cash Flow         $(38.1)  $ 23.8   $ 56.3   $ 76.2   $ 15.0    $ 10.5    $(71.7)   $ (6.5)  $ 59.5    $ 93.6


--------------------------------------------------------------------------------
LEHMAN BROTHERS                      IV - 5            J&L Specialty Steel, Inc.

VALUATION ANALYSIS

PROJECTED FINANCIAL PERFORMANCE: SUMMARY BALANCE SHEET


                                                                          FISCAL YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------------
($ in millions)                                     1998       1999        2000        2001        2002        2003        2004
                                                  --------   --------    --------    --------    --------    --------    --------
Cash                                              $    0.5   $    0.5    $    0.5    $    0.5    $    0.5    $    0.5    $   44.7

Goodwill                                             205.4      198.9       192.3       185.8       179.2       172.7       166.2

Total Assets                                         755.2      714.5       710.2       685.1       749.0       830.1     1,006.9

Revolver/Lines of Credit                          $  129.5   $  103.0    $   44.9    $    0.0    $    0.0    $    0.0    $    0.0
Term Loan                                            125.0      125.0       125.0        92.9        81.3        76.8        76.8
Other Long-Term Debt                                  27.6       27.6        27.6        27.6        27.6        27.6        27.6
Steckel Loan                                            --         --          --          --          --          --       125.0
                                                  --------   --------    --------    --------    --------    --------    --------
Total Debt                                           282.1      255.6       197.5       120.5       108.9       104.4       229.4

Legacy Liabilities                                    76.9       78.7        81.1        83.4        85.8        88.6        90.8

Equity                                               277.3      268.3       291.6       330.2       390.1       449.0       491.2

Total Capitalization                                 559.4      524.0       489.1       450.7       499.0       553.4       720.6

Tangible Net Worth (Equity - Goodwill) (a)            71.9       69.5        99.2       144.4       210.9       276.3       325.0

SELECTED CREDIT STATISTICS:

Total Debt/Total Capitalization                       50.4%      48.8%       40.4%       26.7%       21.8%       18.9%       31.8%
Total Debt + Leg. Liab/Total Cap. + Leg. Liab.        56.4%      55.5%       48.9%       38.2%       33.3%       30.1%       39.5%
Total Debt/EBITDA                                       NM        6.4 x       2.1 x       1.0 x       0.8 x       0.7 x       2.0 x
Interest Expense                                  $   18.2   $   15.6    $   13.4    $    9.6    $    1.7    $    0.3    $    2.3
EBITDA/Interest Expense                                 NM        2.6 x       7.1 x      12.4 x      85.0 x     412.1 x      50.4 x
EBIT/Interest Expense                                   NM        0.4 x       4.4 x       8.6 x      63.7 x     314.6 x      36.2 x

                                                   FISCAL YEAR ENDED DECEMBER 31,
                                                  --------------------------------
($ in millions)                                     2005        2006        2007
                                                  --------    --------    --------
Cash                                              $    0.5    $    0.5    $    0.5

Goodwill                                             159.6       153.1       146.6

Total Assets                                         971.4       953.7       918.0

Revolver/Lines of Credit                          $    0.0    $    0.0    $    0.0
Term Loan                                             41.4          --          --
Other Long-Term Debt                                  27.6        11.1          --
Steckel Loan                                         125.0       125.0        42.4
                                                  --------    --------    --------
Total Debt                                           194.0       136.1        42.4

Legacy Liabilities                                    92.7        94.3        95.6

Equity                                               492.3       507.6       549.0

Total Capitalization                                 686.3       643.7       591.4

Tangible Net Worth (Equity - Goodwill)(a)            332.7       354.5       402.4

SELECTED CREDIT STATISTICS:

Total Debt/Total Capitalization                       28.3%       21.1%        7.2%
Total Debt + Leg. Liab/Total Cap. + Leg. Liab.        36.8%       31.2%       20.1%
Total Debt/EBITDA                                      2.6 x       1.2 x       0.3 x
Interest Expense                                  $   13.1    $   11.0    $    7.2
EBITDA/Interest Expense                                5.6 x      10.6 x      22.1 x
EBIT/Interest Expense                                  1.9 x       6.0 x      14.6 x

----------
(a) The figures shown do not represent tangible net worth as defined in the Company's bank agreements.


--------------------------------------------------------------------------------
LEHMAN BROTHERS                      IV - 6            J&L Specialty Steel, Inc.

Valuation Analysis
--------------------------------------------------------------------------------

Summary Comparable Company Analysis


                                                                                                   Market Value
                                                                                                 as a Multiple of:
                                                      10/26/98    Equity         -------------------------------------------------
                                          LTM          Share      Market         LTM       1998E     1999E      Book      Tangible
                                         Revenue       Price      Value          EPS        EPS       EPS       Value       Book
                                         -------      --------   ------         ---       -----     -----      -----     ---------
($ in millions, except per share)

J&L Specialty Steel                      $  503.6     $ 6.38(a)   $  247.1        N.M.     N.M.      27.7x      0.84x     2.81x

Stainless Steel Producers
Allegheny Teledyne                       $3,939.9     $19.88      $3,916.0       13.3x     13.8x     11.4x      3.01x     3.75x
Armco, Inc.                               1,749.6       5.00         539.4        5.6x      6.8x      5.5x      N.M.      N.M.
Carpenter Technology                      1,223.1      35.56         808.3       10.2x     10.8x      9.5x      1.32x     1.82x
               Mean                                                               9.7x     10.5x      8.8x      2.16x     2.79x
               Median                                                            10.2x     10.8x      9.5x      2.16x     2.79x

Specialty Metals Producers
Quanes Corporation                       $  784.8     $17.81      $  252.6      10.6x       7.8x      7.4x      0.85x     1.23x
RTI International Metals                    350.0      16.06         329.6       4.4x       6.6x      5.7x      1.23x     1.23x
Special Metals Corporation                  182.4       9.00         139.3       6.8x       6.3x      4.7x      1.34x     1.34x
The Tinken Company                        2,697.1      17.44       1,087.0       7.4x       8.9x      8.1x      1.02x     1.19x
Titanium Metals Corp.                       759.4      10.13         318.5       4.3x       5.2x      8.6x      0.72x     0.90x
               Mean                                                              6.7x       7.0x      6.9x      1.03x     1.18x
               Median                                                            6.8x       6.6x      7.4x      1.02x     1.23x

Carbon Steel Producers
AK Steel                                 $2,377.7     $17.63      $1,039.2       9.5x      11.1x     10.1x     1.18x       1.18x
Bethlehem Steel                           4,853.9     $ 9.06       1,174.7       5.0x       6.8x     13.3x     1.29x       2.13x
Geneva Steel                               742.5      $ 0.75          25.2        N.M.      N.M.      N.M.     0.32x       0.32x
LTV Corporation                           4,431.0     $ 6.13         611.8       9.9x      24.5x     25.5x     0.37x       0.37x
National Steel                            3,013.4     $ 6.44         278.7       2.1x       6.6x      6.4x     0.32x       0.32x
Nucor Corp.                               4,315.5     $42.94       3,781.5      13.5x      14.7x     14.6x     1.89x       1.89x
Rouge Industries                          1,226.1     $ 9.00         198.2      17.6x      10.8x     15.3x     0.44x       0.44X
Steel Dynamics                            495.1       $13.50         650.5      20.9x      20.8x     12.6x     1.89x       1.89x
USX - U.S. Steel Group                    6,637.0     $23.50       2,070.3       5.4x       7.3x      8.5x     1.04x       1.04x
Weirton Steel                             1,317.0     $ 1.88          77.9       8.1x      15.6x     N.M.(b)   0.58x       0.58x
                Mean                                                            10.2x      13.1x     13.3x     0.93x       1.02x
                Median                                                           9.5x      11.1x     13.0x     0.81x       0.81x
                -----------------------------------------------------------------------------------------------------------------
                Group Mean                                                       9.1x    10.8x       10.4x     1.11x        1.27x
                Group Median                                                     8.1x     8.9x        9.1x     1.04x        1.19x


                                                                           Enterprise Value Incl. Legacy
                                            Enterprise                     Liabilities as a Multiple of:
                                            Value Incl.      ------------------------------------------------------------
                                              Legacy            LTM         LTM         LTM        Assets      Tanigble
                                            Liabliities       Revenue      EBITDA       EBIT       - Cash     Assets-Cash
                                           -------------      --------     -------      -----      -------    -----------
($ in millions, except per share)

J&L Specialty Steel                         $  626.9          1.24x        N.M.         N.M.      0.80x      1.09x

Stainless Steel Producers
Allegheny Teledyne                          $4,849.7          1.23x         8.8x        10.8x      1.65x      1.80x
Armco, Inc.                                  1,811.8          1.04x        10.6x        16.8x      1.07x      1.16x
Carpenter Technology                         1,495.3          1.22x         6.5x         8.9x      0.90x      1.00x
               Mean                                           1.16x         8.6x        12.2x      1.21x      1.32x
               Median                                         1.22x         8.8x        10.8x      1.07x      1.16x

Specialty Metals Producers
Quanes Corporation                          $  413.4          0.53x        4.5x         8.0x      0.64x      0.74x
RTI International Metals                       308.3          0.88x        3.8x         4.1x      1.04x      1.04x
Special Metals Corporation                     133.2          0.73x        3.7x         4.1x      1.03x      1.03x
The Tinken Company                           2,064.0          0.77x        5.0x         7.6x      0.84x      0.90x
Titanium Metals Corp.                          518.5          0.68x        3.3x         4.0x      0.65x      0.73x
               Mean                                           0.72x        4.1x         5.6x      0.84x      0.89x
               Median                                         0.73x        3.8x         4.1x      0.84x      0.90x

Carbon Steel Producers
AK Steel                                     $1,984.8         0.83x        6.7x         9.7x      0.80x      0.80x
Bethlehem Steel                               4,583.0         0.94x        9.8x        22.7x      0.81x      0.86x
Geneva Steel                                    492.5         0.66x        5.1x        10.0x      0.73x      0.73x
LTV Corporation                               2,757.8         0.62x        7.1x        21.1x      0.54x      0.54x
National Steel                                1,129.7         0.37x        4.4x         8.7x      0.52x      0.52x
Nucor Corp.                                   3,954.7         0.92x        6.0x         9.2x      1.40x      1.40x
Rouge Industries                                196.5         0.16x        5.7x         9.3x      0.27x      0.27x
Steel Dynamics                                1,060.9         2.14x       12.6x        18.4x      1.35x      1.35x
USX - U.S. Steel Group                        5,110.3         0.77x        4.5x         6.0x      0.76x      0.76x
Weirton Steel                                   809.5         0.61x        6.9x        14.6x      0.72x      0.72x
                Mean                                          0.80x        6.9x        13.0x      0.79x      0.80x
                Median                                        0.72x        6.4x         9.8x      0.74x      0.74x
                -------------------------------------------------------------------------------------------  ------------------
                Group Mean                                    0.84x        6.4x        10.8x      0.87x      0.91x
                Group Median                                  0.77x        5.8x         9.2x      0.80x      0.83x

------------------
(a) Represents latest per share offer made by Usinor.
(b) Not included in calculation of mean and median slatistics.

VALUATION ANALYSIS
================================================================================

SUMMARY COMPARABLE COMPANY ANALYSIS

================================================================================
LEHMAN BROTHERS                                        J&L SPECIALTY STEEL, INC.

VALUATION ANALYSIS
================================================================================

PER SHARE VALUE IMPLIED BY COMPARABLE COMPANIES


                    COMPARABLE TRADING COMPANIES APPROACH(a)

ASSUMED REVENUE MULTIPLE RANGE(b)                           0.75 X   --      0.85 X

IMPLIED SHARE PRICE

      Current Shares Outstanding (38.8MM)                 $  (0.05)        $   1.25
      Pro Forma Shares Outstanding (57.6MM)(c)            $   1.01         $   1.88


ASSUMED MULTIPLE RANGE OF TANGIBLE ASSETS LESS CASH(b)      0.80 X   --      0.90 X

IMPLIED SHARE PRICE

      Current Shares Outstanding (38.8MM)                 $   2.06         $   3.54
      Pro Forma Shares Outstanding (57.6MM)(c)            $   2.43         $   3.42


ASSUMED MULTIPLE RANGE OF NET TANGIBLE BOOK VALUE           1.00 X   --      1.50 X

IMPLIED SHARE PRICE

      Current Shares Outstanding (38.8MM)                 $   2.24         $   3.36
      Pro Forma Shares Outstanding (57.6MM)(c)            $   2.55         $   3.83


ASSUMED TWO YEAR FORWARD P/E (1999E)                         8.5 X   --      10.5 X

      First Call 1999E EPS (38.8MM Shares Outstanding)    $   0.23         $   0.23
      First Call 1999E EPS (57.6MM Shares Outstanding)    $   0.20         $   0.20

IMPLIED SHARE PRICE
      Current Shares Outstanding (38.8MM)                 $   1.96         $   2.42
      Pro Forma Shares Outstanding (57.6MM)(c)            $   1.67         $   2.06

----------
(a)  Based on LTM figures as of 9/30/98 for J&L Specialty Steel.

(b)  Based on firm value.

(c) Pro Forma shares outstanding assumes a $60.0 million rights offering at $3.1875 per share, with proceeds applied to reduce debt.

================================================================================
LEHMAN BROTHERS                                        J&L SPECIALTY STEEL, INC.

VALUATION ANALYSIS
================================================================================

SUMMARY COMPARABLE TRANSACTION ANALYSIS
($ in millions)


 Annc.
  Date    Acquiror
--------  ---------------------------------------------------------

10/19/98  Universal Stainless
 7/25/98  Blackstone Group/Veritas Capital Partners LP
 2/17/98  Ispat International (Pending)
  3/9/98  Alcoa
 1/28/98  Allegheny Teledyne Incorporated
  1/9/98  Lower Saxony/NLG
12/15/97  Bethlehem Steel
11/21/97  Co-Steel, Inc.
10/31/97  Allegheny Teledyne
 5/22/97  Texas Industries, Inc. (Remaining 15% stake)
  5/5/97  CPT Holdings, Inc.
10/10/96  Renco Group Inc. (remaining 15%)
 9/18/95  BRW Steel Corp. (Veritas Capital Inc.)
 4/25/95  Investor Group
 10/5/94  Avesta Sheffield AB
 9/15/94  Acerinox S.A.
  8/2/93  Birmingham Steel
 3/12/93  Allegheny Ludlum
12/11/92  Kyoei Steel
 3/30/92  Lukens Inc.
 9/24/91  Armco Inc.
 4/25/90  NKK Corp. (acquired 40%, increasing total interest to 90%)
 1/24/90  Imetal
  7/8/88  FLS Acquistion Inc. (FLS Holdings Inc.)


                                                                                  TRANSACTION VALUE + NET DEBT
                                                                                        AS A MULTIPLE OF:
                                                       TRANSACTION     -------------------------------------------------------
                                                       VALUE PLUS                                          ASSETS -      EBIT
Target                                                 NET DEBT(b)     REVENUE     EBITDA        EBIT       CASH        MARGIN
-------------------------------------------------      -----------     -------     ------        ----      --------     ------
AL Tech Specialty Steel                                     38.0        0.45x        NM            NM         NM           NM
Republic Engineered Steels, Inc.                           537.6        0.67x      11.0x         23.7x       0.9x         2.8%
Inland Steel Company                                     2,556.9        1.03x      9.3x          17.7x       1.2x         5.8%
Alumax                                                   3,713.9        1.27x      8.3x          12.7x       1.1x        10.0%
Lukens stainless assets                                    375.0        0.78x      57.7x(b)        NM        4.1x          NM
Preussag Stahl AG (51%)                                    578.3        0.60x      8.2x            NM        0.7x          NM
Lukens Inc.                                                914.4        0.92x      14.0x         68.2x(b)    1.1x         1.3%
New Jersey Steel                                           170.0        0.99x      14.4x         57.4x(b)    1.1x         0.0%
Oregon Metallurgical Corporation                           565.1        2.04x      10.4x         11.4x       2.0x        17.9%
Chaparral Steel                                            490.7        0.80x      4.7x          6.9x        1.0x        11.6%
Steel of West Virginia                                      53.9        0.57x      4.3x          9.7x        NM           5.8%
WCI Steel Inc. (Renco Group Inc. owned 84%)                514.1        0.86x      11.1x         21.7x(b)    1.2x         4.0%
Bliss and Laughlin Industries Inc.                          57.2        0.34x      5.0x          6.0x        0.8x         5.7%
Gulf States Steel, Inc.                                    285.1        0.62x      5.4x          6.0x        1.3x        10.4%
Eastern Stainless Corporation (84%)                         35.6        0.51x       NM            NM         0.6x          NM
North American Stainless (45%)                              73.0         NA         NA            NA          NA           NM
American Steel & Wire                                       51.6        0.22x      2.8x          4.4x        0.5x         5.0%
Athlone Industries                                         199.1        0.96x      10.7x         13.3x       1.3x         7.2%
Florida Steel Corporation                                  403.1        0.87x      14.9x         46.0x(b)    0.9x         1.9%
Washington Steel Corp. (Mercury Stainless Corp.)           640.2        1.64x      22.3x(b)      71.0x(b)    1.8x         2.3%
Cyclops Industries Inc.                                    505.5        4.04x(b)   15.8x         23.9x(b)    1.0x        16.9%
National Steel Corp. (NII, NKK Corp.)                      672.5        0.27x      3.6x          8.3x        0.4x         3.2%
Copperweld (for remaining 44%)                              99.5        0.75x      4.4x          5.2x        1.1x        14.5%
Florida Steel Corp.                                        371.9         NM         NM            NM         1.3x          NM

------------------------------------------------------------------------------------------------------------------------------
                                          Mean             579.3        0.82x      8.8x         10.4x        1.2x         7.0%
                                        Median             389.1        0.78x      8.8x          9.0x        1.1x         5.7%
------------------------------------------------------------------------------------------------------------------------------



----------

(a) Transaction value includes equity plus debt and legacy liabilities less cash.

(b)  Excluded from the mean and median calculations.

================================================================================
LEHMAN BROTHERS                                        J&L SPECIALTY STEEL, INC.

VALUATION ANALYSIS
================================================================================

PER SHARE VALUE IMPLIED BY COMPARABLE TRANSACTIONS


                    COMPARABLE TRANSACTIONS APPROACH(a)


ASSUMED REVENUE MULTIPLE RANGE(b)                         0.80 X   -  0.90 X

IMPLIED SHARE PRICE
      Current Shares Outstanding (38.8MM)                 $ 0.60      $ 1.90
      Pro Forma Shares Outstanding (57.6MM)(c)            $ 1.44      $ 2.32


----------

(a)  Based on LTM figures as of 9/30/98 for J&L Specialty Steel.

(b)  Based on firm value.

(c) Pro Forma shares outstanding assumes a $60.0 million rights offering at $3.1875 per share, with proceeds applied to reduce debt.

================================================================================
LEHMAN BROTHERS                                        J&L SPECIALTY STEEL, INC.

VALUATION ANALYSIS
================================================================================

SUMMARY OF PREMIUMS PAID IN MINORITY SQUEEZE-OUT TRANSACTIONS



   DATE
 ANNOUNCED    TARGET NAME
------------  ------------------------------------
 01/24/90     Copperweld Corp (Imetal SA)
 07/06/90     Mack Trucks Inc
 07/12/90     TVX Broadcast Group Inc
 07/19/90     Caesars New Jersey Inc
 03/01/91     Metcalf & Eddy Cos Inc
 02/06/92     Spelling Entertainment Inc
 03/02/92     Grace Energy Corp
 04/26/93     Southeastern Public Service Co
 10/13/93     Medical Marketing Group Inc
 04/26/94     Diamond Shamrock Offshore
 07/28/94     Chemical Waste Management
 12/22/94     Salick Health Care Inc
 04/05/95     Club Med Inc
 07/14/95     REN Corp-USA (COBE Labs Inc)
 05/27/96     SyStemix Inc (Novartis AG)
 07/03/96     Golden Poultry Co Inc
 08/08/96     Roto-Rooter Inc (Chemed Corp)
 10/10/96     WCI Steel Inc (Renco Group Inc)
 11/27/96     Central Tractor Farm & Country
 12/06/96     MaxServ Inc (Sears Roebuck)
 01/28/97     Calgene Inc (Monsanto Co)
 02/18/97     Contour Medical (Retirement)
 04/16/97     Steck-Vaughn Publishing Corp
 05/22/97     Chaparral Steel Co
 06/03/97     Faulding Inc (FH Faulding & Co)
 06/13/97     Bally's Grand Inc
 07/09/97     Seaman Furniture Co
 01/08/98     Rayonier Timberlands LP
 01/20/98     NACT Telecommunications (GST)
 01/22/98     BT Office Products Intl Inc
 03/05/98     XLConnect Solutions Inc
 04/30/98     Mycogen Corp (Dow AgroSciences)
 05/11/98   * Banner Aerospace Inc
 09/11/98   * Prime Resources Group Inc.
 09/23/98   * Ryerson Tull Inc
 09/29/98     Newmont Gold


 09/23/98   * J&L SPECIALTY STEEL INC


                                                 % HELD  % OWNED    PREMIUM    PREMIUM    PREMIUM      PREMIUM
                                    VALUE OF       AT     AFTER     TO 1-DAY  TO 1-WEEK  TO 1-MONTH  TO 2-MONTH   PREMIUM   PREMIUM
                                  TRANSACTION     DATE    TRANS-     PRIOR      PRIOR      PRIOR        PRIOR     TO 52-WK  TO 52-WK
ACQUIROR NAME                       ($ MIL)       ANN.    ACTION     CLOSE      CLOSE      CLOSE        CLOSE       HIGH      LOW
--------------------------------  -----------    ------  -------    --------  ---------  ----------  ----------   --------  --------
Imetal SA                              78.0       55.6    100.0      47.8%      41.7%       31.4%        25.9%       6.3%     47.8%
Renault Vehicules Industriels         103.7       60.4    100.0      19.0%      19.0%       22.0%        11.1%     -47.9%     31.6%
Paramount Communications               61.4       79.0    100.0      26.7%      90.0%       87.6%        90.0%      26.7%    261.9%
Caesars World Inc                      48.4       86.6    100.0      40.0%      49.3%       39.0%        54.4%     -19.4%     57.1%
Air & Water Technologies Corp          51.0       82.0    100.0      22.2%      16.7%       24.2%        60.4%     -38.4%    108.1%
Charter Co (American Financial)        43.0       82.3    100.0      52.6%      45.0%       48.7%        75.8%      26.1%     81.3%
WR Grace & Co                          77.3       83.4    100.0      31.0%      55.1%       60.0%        46.2%       3.4%     68.9%
DWG Corp (Triarc Companies Inc)        86.1       71.0    100.0      65.2%      63.8%       61.3%        87.9%      56.3%    438.9%
Medco Containment Services Inc        122.5       51.5    100.0     -17.8%      -6.3%       -6.7%        -5.1%     -22.9%     50.0%
Burlington Resources Inc               42.6       87.1    100.0      -3.1%      -0.4%        8.6%        -0.4%     -33.6%     12.0%
WMX Technologies Inc.                 397.4       78.5    100.0       8.9%      -1.7%        4.1%        -1.7%     -21.3%     24.1%
ZENECA Group PLC                      234.0       50.0    100.0      40.7%      49.6%       82.9%        83.9%      40.7%    188.8%
Club Mediterranee SA                  153.4       67.0    100.0      41.4%      39.9%       45.5%        42.2%      23.1%     49.7%
COBE Laboratories (Gambro AB)         182.1       51.6    100.0      27.0%      20.3%       35.6%        29.0%      20.3%    128.6%
Novartis AG                           107.6       67.8    100.0      77.3%      62.5%       51.5%        48.6%      16.4%     77.3%
Gold Kist Inc                          52.1       75.0    100.0      52.0%      50.0%       50.0%        50.0%      21.3%    147.8%
Chemed Corp                            93.6       54.9    100.0      12.3%      12.3%       13.9%         8.6%      -1.2%     34.4%
Renco Group Inc                        56.5       84.5    100.0      17.6%      29.0%       73.9%        73.9%      17.6%    166.7%
JW Childs Equity Partners LP           56.7       61.3    100.0      17.5%      17.5%       26.7%        18.8%     -12.3%     67.6%
Sears Roebuck & Co                     46.0       52.4    100.0      19.2%      67.6%       59.0%        47.6%      19.2%    210.0%
Monsanto Co                           242.6       56.3    100.0      62.0%      60.0%       54.2%        48.8%      16.4%     80.3%
Sun Healthcare Group Inc               55.2       65.3    100.0      21.4%      47.8%       63.8%        74.4%      21.4%    112.5%
Harcourt General Inc                   40.3       83.0    100.0      35.6%      35.6%       21.6%        32.6%       1.7%     55.3%
Texas Industries Inc                   72.8       81.3    100.0      20.4%      25.3%       29.2%        29.2%       4.6%     44.2%
FH Faulding & Co Ltd                   77.3       62.0    100.0      25.6%      22.7%       45.9%        56.5%      10.8%    217.6%
Hilton Hotels Corp                     42.6       92.5    100.0      32.7%      29.8%       42.6%        59.8%      17.2%     91.8%
Investor Group                         45.6       66.9    100.0      27.6%      25.3%       26.4%        30.1%      19.3%     49.6%
Rayonier Inc                           65.8       74.7    100.0      11.2%      25.3%        6.1%       -14.0%     -29.7%     31.6%
World Access Inc                       53.1       61.0    100.0      12.0%      12.4%       27.3%        19.7%      -1.4%    268.4%
Koninklijke KNP BT NV                 138.1       70.0    100.0      32.5%      78.9%       76.0%        36.6%      11.7%    103.7%
Xerox Corp                             88.0       69.3    100.0     -11.1%      15.3%       22.1%        23.1%     -11.1%    240.4%
Dow Agro Sciences (Dow Chemical)      355.2       69.0    100.0      41.8%      39.1%       53.4%        63.5%      12.0%     69.7%
Fairchild Corp                         48.4       67.0    100.0       1.4%       0.3%        6.4%         6.4%       0.3%     66.9%
Homestake Mining Co.                  330.6       50.6    100.0      11.5%      14.3%       19.1%        26.7%      -2.3%     73.7%
Inland Steel Industries Inc            55.9       86.4    100.0     -16.3%     -19.1%      -45.5%       -48.4%     -53.4%    -16.3%
Newmont Mining Corp.                  264.8       93.8    100.0      -9.2%      15.6%       54.8%        18.1%     -48.3%     63.2%

                                              -------------------------------------------------------------------------------------
                                              MEAN                   24.9%      31.9%       36.7%        36.4%       1.4%    105.7%
                                              MEDIAN                 21.8%      25.3%       33.5%        31.4%       4.0%     69.3%
                                              MAX                    77.3%      90.0%       87.6%        90.0%      56.3%    438.9%
                                              MIN                   -17.8%     -19.1%      -45.5%       -48.4%     -53.4%    -16.3%
                                              -------------------------------------------------------------------------------------

USINOR SA                             115.0(a)    53.5    100.0     100.0%     117.0%       25.9%         5.2%     -53.8%    117.0%


*     Pending as 10/26/98

(a)   Assumes per share offer price of $6.375.

Note: Includes all of domestic, public minority squeeze-out transactions since
      1990 between $40 and $500 million in transaction value where a majority owner was acquiring the minority.

================================================================================
LEHMAN BROTHERS                                        J&L SPECIALTY STEEL, INC.

VALUATION ANALYSIS




PER SHARE VALUE IMPLIED BY MINORITY SQUEEZE-OUT PREMIUM PAID


                                                             PREMIUM PAID VS. CLOSING PRICE
                                     --------------------------------------------------------------------------------
                                         1 DAY       1 WEEK       1 MONTH      2 MONTHS       52-WEEK       52-WEEK
                                         PRIOR        PRIOR        PRIOR         PRIOR          HIGH          LOW
                                         -----       ------       -------      --------       -------       -------
J&L SPECIALTY STEEL SHARE PRICE      $    3.188    $    2.938    $    5.063    $    6.063    $   13.813    $    2.938

Date of Comparative Price               9/22/98       9/15/98       8/21/98       7/22/98      10/22/97       9/15/98

Mean Premium Paid                          24.9%         31.9%         36.7%         36.4%          1.4%        105.7%

                                     ----------    ----------    ----------    ----------    ----------    ----------
IMPLIED SHARE PRICE                  $     3.98    $     3.87    $     6.92    $     8.27    $    14.01    $     6.04
                                     ----------    ----------    ----------    ----------    ----------    ----------

================================================================================
LEHMAN BROTHERS                                        J&L SPECIALTY STEEL, INC.

VALUATION ANALYSIS
================================================================================

SUMMARY OF DISCOUNTED CASH FLOW ANALYSIS

                        "GOING CONCERN SCENARIO" (USING STANDARD WACC ASSUMPTIONS)

EBITDA EXIT MULTIPLE:               5.0 X                         6.0 X                         7.0 X
                           ------------------------      ------------------------     -------------------------
                           10.0%    11.0%     12.0%      10.0%    11.0%     12.0%      10.0%    11.0%     12.0%
                           -----    -----     -----      -----    -----     -----      -----    -----     -----
Shares Outstanding
Current       38.8         $4.53    $3.62     $2.78      $6.23    $5.17     $4.21     $ 7.92    $6.73     $5.64
Pro Forma     57.6(a)      $4.09    $3.48     $2.91      $5.23    $4.52     $3.87     $ 6.37    $5.57     $4.84

PERPETUITY GROWTH RATE:              1.0%                          2.0%                          3.0%
                           ------------------------      ------------------------     -------------------------
                           10.0%    11.0%     12.0%      10.0%    11.0%     12.0%      10.0%    11.0%     12.0%
                           -----    -----     -----      -----    -----     -----      -----    -----     -----
Shares Outstanding
Current       38.8         $7.11    $4.97     $3.26      $8.61    $6.09     $4.11     $10.54    $7.48     $5.14
Pro Forma     57.6(a)      $5.83    $4.39     $3.23      $6.84    $5.14     $3.81     $ 8.14    $6.08     $4.50


          "LIQUIDITY SQUEEZE/BANKRUPTCY RISK SCENARIO" (USING LEVERAGED ACQUISITION WACC ASSUMPTIONS)

EBITDA EXIT MULTIPLE:               5.0 X                         6.0 X                         7.0 X
                           ------------------------      ------------------------     -------------------------
                           15.0%    16.0%     17.0%      15.0%    16.0%     17.0%      15.0%    16.0%     17.0%
                           -----    -----     -----      -----    -----     -----      -----    -----     -----
Shares Outstanding
Current       38.8         $0.64    $0.04    $(0.52)     $1.76    $1.07     $0.44      $2.88    $2.11     $1.39
Pro Forma     57.6(a)      $1.47    $1.07     $0.69      $2.23    $1.76     $1.34      $2.98    $2.46     $1.98

PERPETUITY GROWTH RATE:              1.0%                          2.0%                          3.0%
                           ------------------------      ------------------------     -------------------------
                           15.0%    16.0%     17.0%      15.0%    16.0%     17.0%      15.0%    16.0%     17.0%
                           -----    -----     -----      -----    -----     -----      -----    -----     -----
Shares Outstanding
Current       38.8        $(0.26)  $(1.09)   $(1.79)     $0.15   $(0.75)   $(1.52)     $0.63   $(0.37)   $(1.21)
Pro Forma     57.6(a)       0.86     0.31     (0.16)      1.14     0.53      0.02       1.46     0.79      0.23

----------

(a) Pro forma shares outstanding figure assumes a $60.0 million rights offering at $3.1875 per share, used to reduce net debt.

================================================================================
LEHMAN BROTHERS                                        J&L SPECIALTY STEEL, INC.

VALUATION ANALYSIS
================================================================================

PURCHASE PRICE RATIO ANALYSIS


                                                                             ASSUMED TRANSACTION VALUE PER SHARE
                                                      ----------------------------------------------------------------------------
                                                      PRE-OFFER PRICE
                                                      ---------------
Per Share Price                                         $ 3.19    $ 5.75    $ 5.88    $ 6.00    $ 6.13    $ 6.25   $ 6.38   $ 6.50
    Premium (Discount) to Pre-Offer Price                 0.0%     80.4%     84.3%     88.2%     92.2%     96.1%   100.0%   103.9%
                                                        ------    ------    ------    ------    ------    ------   ------   ------

Value of Common Equity(a)                               $123.6    $222.9    $227.7    $232.6    $237.4    $242.3   $247.1   $252.0
Fully Diluted Equity Value(b)                            123.6     222.9     227.7     232.6     237.4     242.3    247.1    252.0
Net Debt + Legacy Liabilities(c)                         379.8     379.8     379.8     379.8     379.8     379.8    379.8    379.8
                                                        ------    ------    ------    ------    ------    ------   ------   ------
TRANSACTION VALUE = AGGREGATE EQUITY +
  NET DEBT + LEGACY LIABILITY                           $503.3    $602.7    $607.5    $612.3    $617.2    $622.0   $626.9   $631.7

PRICE PER SHARE AS A MULTIPLE OF:

    Primary Earnings Per Share
       LTM                                   $(1.55)        NMx       NMx       NM        NM        NMx       NMx      NMx      NMx
       1998E per First Call(d)               $(1.25)        NM        NM        NM        NM        NM        NM       NM       NM
       1999E per First Call(d)                $0.23       13.9      25.0      25.5      26.1      26.6      27.2     27.7     28.3
       1999E per Lehman Brothers(e)          $(0.22)        NM        NM        NM        NM        NM        NM       NM       NM
       2000E per Lehman Brothers(e)           $0.64        4.9       8.9       9.1       9.3       9.5       9.7      9.9     10.1

VALUE OF COMMON EQUITY AS A MULTIPLE OF:

    Tangible Book Value (Equity - Goodwill)   $87.0       1.42x     2.56x     2.62      2.67      2.73x     2.79x    2.84x    2.90x

TRANSACTION VALUE AS A MULTIPLE OF:

    LTM Revenue                              $503.6       1.00x     1.20x     1.21      1.22      1.23x     1.24x    1.24x    1.25x
    1998E Revenue(f)                          498.3       1.01      1.21      1.22      1.23      1.24      1.25     1.26     1.27
    1999E Revenue(f)                          588.5       0.86      1.02      1.03      1.04      1.05      1.06     1.07     1.07
    2000E Revenue(f)                          718.5       0.70      0.84      0.85      0.85      0.86      0.87     0.87     0.88

    LTM EBITDA                               $(26.3)        NMx       NMx       NM        NM        NMx       NMx      NMx      NMx
    1998E EBITDA(f)                           (25.1)        NM        NM        NM        NM        NM        NM       NM       NM
    1999E EBITDA(f)                            40.1       12.6      15.0      15.2      15.3      15.4      15.5     15.6     15.8
    2000E EBITDA(f)                            95.2        5.3       6.3       6.4       6.4       6.5       6.5      6.6      6.6
    Average 1999-2007 EBITDA(f)               111.3        4.5       5.4       5.5       5.5       5.5       5.6      5.6      5.7

    LTM EBIT                                 $(61.1)        NMx       NMx       NM        NM        NMx       NMx      NMx      NMx
    1998E EBIT(f)                             (59.9)        NM        NM        NM        NM        NM        NM       NM       NM
    1999E EBIT(f)                               5.6       89.7     107.3     108.2     109.1     109.9     110.8    111.7    112.5
    2000E EBIT(f)                              58.6        8.6      10.3      10.4      10.5      10.5      10.6     10.7     10.8
    Average 1999-2007 EBIT(f)                  71.0        7.1       8.5       8.6       8.6       8.7       8.8      8.8      8.9

    Tangible Assets - Cash                   $574.3       0.88      1.05      1.06      1.07      1.07      1.08     1.09     1.10


(a)  Based on 38.8 million shares outstanding.

(b)  Based on 38.8 million shares outstanding.

(c)  Net debt as of September 30, 1998: $379.8

(d)  Source: First Call Estimates

(e)  Source: Lehman Brothers' estimates

(f)  Source: Company estimates



                                    KEY DATA
--------------------------------------------------------------------------------
CALCULATION OF NET DEBT

CASH & EQUIVALENTS        $ (1.1)     COMMON SHARES OUTSTANDING           38.763
OPTION PROCEEDS           $  0.0      OPTIONS OUTSTANDING                  0.964
TOTAL DEBT                $300.6      AVERAGE OPTION EXERCISE PRICE      $ 14.59
LEGACY LIABILITIES        $ 80.3      FULLY DILUTED SHARES (B)            38.763
MINORITY INTEREST         $  0.0      TANGIBLE BOOK VALUE ($MM)          $  87.0
                          ------
         TOTAL            $379.8

================================================================================
LEHMAN BROTHERS                                        J&L SPECIALTY STEEL, INC.

                    EXHIBIT I: DISCOUNTED CASH FLOW ANALYSIS



LEHMAN BROTHERS                                       J&L SPECIALTY STEEL, INC.

PROJECT PENNSYLVANIA

DISCOUNTED CASH FLOW ANALYSIS - STANDARD WACC ASSUMPTIONS

                                                                           PROJECTED FOR THE YEAR ENDING DECEMBER 31,
($ in millions, except per share)                                    4Q98             1999              2000            2001
                                                                     ----             ----              ----            ----
Operating Income                                                   $ (12.1)           $ 5.6           $ 58.6           $ 82.1
Amortization & Non-Tax Deductible Depreciation                         2.8             11.2             11.2             11.2
                                                                   -------            -----           ------           ------
Taxable Operating Income                                              (9.3)            16.8             69.8             93.4
Income Taxes @ 39.0%                                                   3.6             (6.6)           (27.2)           (36.4)
                                                                   -------            -----           ------           ------
Unlevered Net Income                                                  (8.5)            (1.0)            31.4             45.7
  + Legacy Costs                                                       0.8              3.0              3.0              3.0
  + Depreciation, & Amortization                                       8.7             34.5             36.6             37.2
  + Capital Expenditures                                              (1.6)           (20.7)           (13.6)            (7.9)
  + Net Decrease (Increase) in Non-cash Working Capital               (2.1)            22.5             12.3              9.1
                                                                   -------            -----           ------           ------
TOTAL FREE CASH FLOW PROVIDED BY OPERATIONS                          ($2.7)           $38.4            $69.6            $87.1
                                                                   =======            =====           ======           ======

EBITDA                                                               ($3.4)           $40.1            $95.2           $119.3

Terminal Value at 5.0x EBITDA
Terminal Value at 6.0x EBITDA
Terminal Value at 7.0x EBITDA

Net Free Cash Flows at 5.0x EBITDA                                  $ (2.7)          $ 38.4           $ 69.6           $ 87.1
Net Free Cash Flows at 6.0x EBITDA                                    (2.7)            38.4             69.6             87.1
Net Free Cash Flows at 7.0x EBITDA                                    (2.7)            38.4             69.6             87.1


EBITDA MULTIPLE                                                                                        5.0 X

Discount Rate                                                                         10.0%            11.0%            12.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:
NPV of Operating Cash Flows                                                         $ 555.5          $ 520.0          $ 487.4
Terminal Value as % of Firm Value                                                     59.1%            58.1%            57.0%
- Net Debt (Including Legacy Liabilities)                                            (379.8)          (379.8)          (379.8)
                                                                                    -------          -------          -------
Implied Value of Total Equity                                                       $ 175.7          $ 140.2          $ 107.6


DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)                             $4.53            $3.62            $2.78



FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                                               13.9X            13.0X            12.2X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                                                5.8X             5.5X             5.1X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                                           5.0X             4.3X             3.9X


PERPETUITY GROWTH RATE                                                                                   1.0%

Discount Rate                                                                          10.0%            11.0%            12.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:
NPV of Operating Cash Flows                                                         $  655.3         $  572.4         $  506.0
Terminal Value as % of Firm Value                                                      65.3%            61.9%            58.6%
- Net Debt (Including Legacy Liabilities)                                             (379.8)          (379.8)          (379.8)
                                                                                    --------         --------         --------
Implied Value of Total Equity                                                       $  275.6         $  192.7         $  126.3


DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)                              $7.11            $4.97            $3.26



FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                                                16.3X            14.3X            12.6X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                                                 6.9X             6.0X             5.3X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                                            5.9X             4.8X             4.1X




                                                                          PROJECTED FOR THE YEAR ENDING DECEMBER 31,
($ in millions, except per share)                                     2002              2003             2004              2005
                                                                      ----              ----             ----              ----
Operating Income                                                    $ 107.7          $ 107.4            $ 82.0             $ 25.6
Amortization & Non-Tax Deductible Depreciation                         11.2             11.2              11.2               11.2
                                                                    -------          -------            ------             ------
Taxable Operating Income                                              118.9            118.7              93.2               36.8
Income Taxes @ 39.0%                                                  (46.4)           (46.3)            (36.3)             (14.4)
                                                                    -------          -------            ------             ------
Unlevered Net Income                                                   61.3             61.2              45.6               11.2
  + Legacy Costs                                                        3.0              3.0               3.0                3.0
  + Depreciation, & Amortization                                       36.0             33.3              32.1               47.9
  + Capital Expenditures                                              (87.1)          (100.3)           (151.6)             (46.8)
  + Net Decrease (Increase) in Non-cash Working Capital                 7.9             18.6               5.5               (8.7)
                                                                    -------          -------            ------             ------
TOTAL FREE CASH FLOW PROVIDED BY OPERATIONS                           $21.1            $15.8            ($65.3)              $6.5
                                                                    =======          -------            ------             ------

EBITDA                                                               $143.7           $140.8            $114.1              $73.4

Terminal Value at 5.0x EBITDA
Terminal Value at 6.0x EBITDA
Terminal Value at 7.0x EBITDA

Net Free Cash Flows at 5.0x EBITDA                                   $ 21.1           $ 15.8           $ (65.3)             $ 6.5
Net Free Cash Flows at 6.0x EBITDA                                     21.1             15.8             (65.3)               6.5
Net Free Cash Flows at 7.0x EBITDA                                     21.1             15.8             (65.3)               6.5


EBITDA MULTIPLE                                                                        6.0 X

Discount Rate                                                         10.0%            11.0%             12.0%              10.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:
NPV of Operating Cash Flows                                         $ 621.1          $ 580.3           $ 542.9            $ 686.7
Terminal Value as % of Firm Value                                     63.4%            62.4%             61.4%              66.9%
- Net Debt (Including Legacy Liabilities)                            (379.8)          (379.8)           (379.8)            (379.8)
                                                                    -------          -------           -------            -------
Implied Value of Total Equity                                       $ 241.3          $ 200.5           $ 163.1            $ 306.9


DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)             $6.23            $5.17             $4.21              $7.92



FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                               15.5X            14.5X             13.5X              17.1X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                                6.5X             6.1X              5.7X               7.2X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                           5.0X             4.8X              4.7X               5.9X


PERPETUITY GROWTH RATE                                                                   2.0%

Discount Rate                                                          10.0%            11.0%             12.0%              10.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:
NPV of Operating Cash Flows                                         $  713.6         $  615.7          $  538.9           $  788.5
Terminal Value as % of Firm Value                                      68.2%            64.0%             60.5%              71.2%
- Net Debt (Including Legacy Liabilities)                             (379.8)          (379.8)           (379.8)            (379.8)
                                                                    --------         --------          --------           --------
Implied Value of Total Equity                                       $  333.8         $  235.9          $  159.1           $  408.7


DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)              $8.61            $6.09             $4.11             $10.54



FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                                17.8X            15.4X             13.4X              19.7X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                                 7.5X             6.5X              5.7X               8.3X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                            5.7X             5.1X              4.7X               6.8X




                                                               PROJECTED FOR THE YEAR ENDING DECEMBER 31,
($ in millions, except per share)                                       2006               2007
                                                                        ----               ----
Operating Income                                                      $ 65.7             $ 104.7
Amortization & Non-Tax Deductible Depreciation                          11.2                11.2
                                                                      ------             -------
Taxable Operating Income                                                76.9               115.9
Income Taxes @ 39.0%                                                   (30.0)              (45.2)
                                                                      ------             -------
Unlevered Net Income                                                    35.7                59.5
  + Legacy Costs                                                         3.0                 3.0
  + Depreciation, & Amortization                                        50.9                53.9
  + Capital Expenditures                                               (36.4)              (12.0)
  + Net Decrease (Increase) in Non-cash Working Capital                 29.7                10.4
                                                                      ------             -------
TOTAL FREE CASH FLOW PROVIDED BY OPERATIONS                            $82.9              $114.7
                                                                      ------             -------

EBITDA                                                                $116.6              $158.5

Terminal Value at 5.0x EBITDA                                                            $ 792.7
Terminal Value at 6.0x EBITDA                                                              951.3
Terminal Value at 7.0x EBITDA                                                            1,109.8

Net Free Cash Flows at 5.0x EBITDA                                    $ 82.9             $ 907.5
Net Free Cash Flows at 6.0x EBITDA                                      82.9             1,066.0
Net Free Cash Flows at 7.0x EBITDA                                      82.9             1,224.6


EBITDA MULTIPLE                                                        7.0 X

Discount Rate                                                          11.0%               12.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:
NPV of Operating Cash Flows                                          $ 640.6             $ 598.4
Terminal Value as % of Firm Value                                      66.0%               65.0%
- Net Debt (Including Legacy Liabilities)                             (379.8)             (379.8)
                                                                     -------             -------
Implied Value of Total Equity                                        $ 260.8             $ 218.6


DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)              $6.73               $5.64



FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                                16.0X               14.9X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                                 6.7X                6.3X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                            4.7X                3.8X


PERPETUITY GROWTH RATE                                                   3.0%

Discount Rate                                                           11.0%               12.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:
NPV of Operating Cash Flows                                          $  669.7            $  579.0
Terminal Value as % of Firm Value                                       67.5%               63.8%
- Net Debt (Including Legacy Liabilities)                              (379.8)             (379.8)
                                                                     --------            --------
Implied Value of Total Equity                                        $  290.0            $  199.3


DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)               $7.48               $5.14



FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                                 16.7X               14.4X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                                  7.0X                6.1X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                             4.9X                3.7X

PROJECT PENNSYLVANIA

DISCOUNTED CASH FLOW ANALYSIS - LEVERAGED WACC ASSUMPTIONS

                                                                                PROJECTED FOR THE YEAR ENDING DECEMBER 31,
($ in millions, except per share)                                     4Q98              1999            2000             2001
                                                                      ----              ----            ----             ----
Operating Income                                                    $ (12.1)           $ 5.6           $ 58.6           $ 82.1
Amortization & Non-Tax Deductible Depreciation                          2.8             11.2             11.2             11.2
                                                                    -------            -----           ------           ------
Taxable Operating Income                                               (9.3)            16.8             69.8             93.4
Income Taxes @ 39.0%                                                    3.6             (6.6)           (27.2)           (36.4)
                                                                    -------            -----           ------           ------
Unlevered Net Income                                                   (8.5)            (1.0)            31.4             45.7
  + Legacy Costs                                                        0.8              3.0              3.0              3.0
  + Depreciation, & Amortization                                        8.7             34.5             36.6             37.2
  + Capital Expenditures                                               (1.6)           (20.7)           (13.6)            (7.9)
  + Net Decrease (Increase) in Non-cash Working Capital                (2.1)            22.5             12.3              9.1
                                                                    -------            -----           ------           ------
TOTAL FREE CASH FLOW PROVIDED BY OPERATIONS                           ($2.7)           $38.4            $69.6            $87.1
                                                                    =======            =====           ======           ======

EBITDA                                                                ($3.4)           $40.1            $95.2           $119.3

Terminal Value at 5.0x EBITDA
Terminal Value at 6.0x EBITDA
Terminal Value at 7.0x EBITDA

Net Free Cash Flows at 5.0x EBITDA                                   $ (2.7)          $ 38.4           $ 69.6           $ 87.1
Net Free Cash Flows at 6.0x EBITDA                                     (2.7)            38.4             69.6             87.1
Net Free Cash Flows at 7.0x EBITDA                                     (2.7)            38.4             69.6             87.1

EBITDA MULTIPLE                                                                                          5.0X
Discount Rate                                                                          15.0%            16.0%            17.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:

NPV of Operating Cash Flows                                                           $404.6           $381.2           $359.7
Terminal Value as % of Firm Value                                                       53.8%            52.7%            51.6%
- Net Debt (Including Legacy Liabilities)                                             (379.8)          (379.8)          (379.8)
                                                                                     -------          -------          -------
Implied Value of Total Equity                                                         $ 24.8            $ 1.5          $ (20.1)

DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)                              $0.64            $0.04           ($0.52)

FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                                                10.1X             9.5X             9.0X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                                                 4.3X             4.0X             3.8X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                                            3.6X             3.4X             3.2X

PERPETUITY GROWTH RATE                                                                                    1.0%
Discount Rate                                                                           15.0%            16.0%            17.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:

NPV of Operating Cash Flows                                                          $ 369.5          $ 337.7          $ 310.4
Terminal Value as % of Firm Value                                                       56.2%            53.5%            50.8%
- Net Debt (Including Legacy Liabilities)                                             (379.8)          (379.8)          (379.8)
                                                                                     -------          -------          -------
Implied Value of Total Equity                                                         $(10.2)         $ (42.1)         $ (69.4)

DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)                             ($0.26)          ($1.09)          ($1.79)

FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                                                 9.2X             8.4X             7.7X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                                                 3.9X             3.5X             3.3X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                                            3.3X             2.8X             2.5X




                                                                          PROJECTED FOR THE YEAR ENDING DECEMBER 31,
($ in millions, except per share)                                    2002             2003              2004               2005
                                                                     ----             ----              ----               ----
Operating Income                                                   $ 107.7          $ 107.4            $ 82.0             $ 25.6
Amortization & Non-Tax Deductible Depreciation                        11.2             11.2              11.2               11.2
                                                                   -------          -------            ------             ------
Taxable Operating Income                                             118.9            118.7              93.2               36.8
Income Taxes @ 39.0%                                                 (46.4)           (46.3)            (36.3)             (14.4)
                                                                   -------          -------            ------             ------
Unlevered Net Income                                                  61.3             61.2              45.6               11.2
  + Legacy Costs                                                       3.0              3.0               3.0                3.0
  + Depreciation, & Amortization                                      36.0             33.3              32.1               47.9
  + Capital Expenditures                                             (87.1)          (100.3)           (151.6)             (46.8)
  + Net Decrease (Increase) in Non-cash Working Capital                7.9             18.6               5.5               (8.7)
                                                                   -------          -------            ------             ------
TOTAL FREE CASH FLOW PROVIDED BY OPERATIONS                          $21.1            $15.8            ($65.3)              $6.5
                                                                   =======          =======            ======             ======

EBITDA                                                              $143.7           $140.8            $114.1              $73.4

Terminal Value at 5.0x EBITDA
Terminal Value at 6.0x EBITDA
Terminal Value at 7.0x EBITDA

Net Free Cash Flows at 5.0x EBITDA                                  $ 21.1           $ 15.8           $ (65.3)             $ 6.5
Net Free Cash Flows at 6.0x EBITDA                                    21.1             15.8             (65.3)               6.5
Net Free Cash Flows at 7.0x EBITDA                                    21.1             15.8             (65.3)               6.5

EBITDA MULTIPLE                                                                        6.0X
Discount Rate                                                        15.0%            16.0%             17.0%              15.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:

NPV of Operating Cash Flows                                        $ 448.0          $ 421.3           $ 396.7            $ 491.5
Terminal Value as % of Firm Value                                     48.6%            47.7%             46.8%              44.3%
- Net Debt (Including Legacy Liabilities)                           (379.8)          (379.8)           (379.8)            (379.8)
                                                                   -------          -------           -------            -------
Implied Value of Total Equity                                       $ 68.2           $ 41.5            $ 16.9            $ 111.7

DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)            $1.76            $1.07             $0.44              $2.88

FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                              11.2X            10.5X              9.9X              12.3X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                               4.7X             4.4X              4.2X               5.2X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                          4.0X             3.8X              3.6X               4.4X

PERPETUITY GROWTH RATE                                                                  2.0%                                 3.0%
Discount Rate                                                         15.0%            16.0%             17.0%              15.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:

NPV of Operating Cash Flows                                        $ 385.5          $ 350.5           $ 320.9            $ 404.1
Terminal Value as % of Firm Value                                     58.0%            55.2%             52.4%              60.0%
- Net Debt (Including Legacy Liabilities)                           (379.8)          (379.8)           (379.8)            (379.8)
                                                                   -------          -------           -------            -------
Implied Value of Total Equity                                        $ 5.7          $ (29.2)          $ (58.9)            $ 24.3

DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)            $0.15           ($0.75)           ($1.52)             $0.63

FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                               9.6X             8.7X              8.0X              10.1X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                               4.1X             3.7X              3.4X               4.2X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                          3.1X             2.9X              2.8X               3.5X




                                                                PROJECTED FOR THE YEAR ENDING DECEMBER 31,
($ in millions, except per share)                                        2006                2007
                                                                         ----                ----
Operating Income                                                        $ 65.7             $ 104.7
Amortization & Non-Tax Deductible Depreciation                            11.2                11.2
                                                                        ------             -------
Taxable Operating Income                                                  76.9               115.9
Income Taxes @ 39.0%                                                     (30.0)              (45.2)
                                                                        ------             -------
Unlevered Net Income                                                      35.7                59.5
  + Legacy Costs                                                           3.0                 3.0
  + Depreciation, & Amortization                                          50.9                53.9
  + Capital Expenditures                                                 (36.4)              (12.0)
  + Net Decrease (Increase) in Non-cash Working Capital                   29.7                10.4
                                                                        ------             -------
TOTAL FREE CASH FLOW PROVIDED BY OPERATIONS                              $82.9              $114.7
                                                                        ======             =======

EBITDA                                                                  $116.6              $158.5

Terminal Value at 5.0x EBITDA                                                              $ 792.7
Terminal Value at 6.0x EBITDA                                                                951.3
Terminal Value at 7.0x EBITDA                                                              1,109.8

Net Free Cash Flows at 5.0x EBITDA                                      $ 82.9             $ 907.5
Net Free Cash Flows at 6.0x EBITDA                                        82.9             1,066.0
Net Free Cash Flows at 7.0x EBITDA                                        82.9             1,224.6

EBITDA MULTIPLE                                                           7.0X
Discount Rate                                                            16.0%               17.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:

NPV of Operating Cash Flows                                            $ 461.4             $ 433.7
Terminal Value as % of Firm Value                                         43.5%               42.8%
- Net Debt (Including Legacy Liabilities)                               (379.8)             (379.8)
                                                                       -------             -------
Implied Value of Total Equity                                           $ 81.6              $ 54.0

DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)                $2.11               $1.39

FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                                  11.5X               10.8X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                                   4.8X                4.6X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                              4.1X                3.9X

PERPETUITY GROWTH RATE                                                     3.0%
Discount Rate                                                             16.0%               17.0%
NINE YEAR NET PRESENT VALUE ANALYSIS:

NPV of Operating Cash Flows                                            $ 365.4             $ 332.9
Terminal Value as % of Firm Value                                         57.0%               54.1%
- Net Debt (Including Legacy Liabilities)                               (379.8)             (379.8)
                                                                       -------             -------
Implied Value of Total Equity                                          $ (14.4)            $ (46.9)

DCF IMPLIED STOCK PRICE (38.8 MILLION SHARES OUTSTANDING)               ($0.37)             ($1.21)

FIRM VALUE AS A MULTIPLE OF 1999E EBITDA                                   9.1X                8.3X
FIRM VALUE AS A MULTIPLE OF 2000E EBITDA                                   3.8X                3.5X
FIRM VALUE AS A MULTIPLE OF NORMALIZED EBITDA                              2.7X                2.1X